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                                                                  Execution Copy

                                                                    EXHIBIT 10.2

                             AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                      FOR
                            GAME SHOW NETWORK, LLC
                     A DELAWARE LIMITED LIABILITY COMPANY

     This Amended and Restated Operating Agreement ("Agreement") is made as of February 23, 2001, by and among SONY PICTURES ENTERTAINMENT INC., a Delaware corporation ("SPE"), SONY PICTURES CABLE VENTURES I INC., a Delaware corporation ("SPE Sub") and an indirect wholly owned subsidiary of SPE, TGSC MANAGEMENT, INC., a California corporation ("TGSC") and an indirect wholly owned subsidiary of SPE, LIBERTY DIGITAL, INC., a Delaware corporation ("LDI") and LDIG GAMENET, INC., a Delaware corporation ("LDI Sub") and a wholly owned subsidiary of LDI, with reference to the following facts:

     A. On December 5, 2000, a Certificate of Formation for GAME SHOW NETWORK, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), was filed with the Delaware Secretary of State.

     B. On December 5, 2000, SPE Sub and TGSC entered into that certain Operating Agreement, dated as of December 5, 2000 (the "Operating Agreement"), with respect to the Company as the Members of the Company.

     C. On the date hereof, the LMC Controlled Affiliate Group acquired an aggregate of 50% of the Membership Interests in the Company from SPE Sub and TGSC, which Membership Interests were issued in the name of LDI Sub. Concurrently with the acquisition of the Membership Interests by the LMC Controlled Affiliate Group, and the contemporaneous issuance of the Membership Interests to LDI Sub, the parties desire to adopt and approve this Agreement for the Company to supersede in all respects the Operating Agreement and to regulate the rights, preferences and privileges of the Members of the Company.

     NOW, THEREFORE, the parties by this Agreement set forth the operating agreement for the Company under the laws of the State of Delaware upon the terms and subject to the conditions of this Agreement.

                                  ARTICLE 1.

                                  DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

     1.1  "Acquiring Party" shall have the meaning given in Section 6.4.5.
           ---------------
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     1.2  "Additional IP Rights" shall have the meaning given in Section 6.6.1.
           --------------------

     1.3  "Adjusted Capital Account" shall mean the Capital Account balance of a
           ------------------------
Member, after giving effect to the following adjustments:

          (i) Credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (ii) Debit to such Capital Account the items described in Regulations Sections 1.704- l(b)(2)(ii)(d)(4), (5) and (6).

     1.4  "Adjusted Capital Account Deficit" shall mean, with respect to any
           --------------------------------
Member, the deficit balance, if any, in such Member's Adjusted Capital Account as of the end of the relevant Fiscal Year. This definition of Adjusted Capital Account Deficit is intended to comply with provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     1.5  "Adjusted Deemed Invested Capital Amount" shall have the meaning
           ---------------------------------------
given in Section 3.1.2.

     1.6  "Affiliate" shall mean, with respect to any Person, any other Person
          ---------
that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person.

     1.7  "Affiliation Agreement" shall mean any contract, agreement or other
           ---------------------
arrangement (including, but not limited to, arrangements regarding the continuation of performance following the expiration of any agreement) for or relating to the distribution of linear video television programming (interactive or non-interactive), by or through a Covered System, and whether or not for a fee or other consideration.

     1.8  "Agreement" shall mean this Amended and Restated Operating Agreement,
           ---------
as originally executed and as amended from time to time in accordance herewith.

     1.9  "Appraised Price" of a Membership Interest or other property, as the
           ---------------
case may be, means the cash price that an unrelated third party would pay to acquire all of such Membership Interest (computed on a fully diluted basis after giving effect to the exercise of any and all outstanding conversion rights, exchange rights, warrants and options) or other property in an arm's-length transaction, assuming with respect to the determination of the Appraised Price of the Membership Interest, that the Company and its Controlled Affiliates were being sold in a manner reasonably designed to solicit all possible participants and permit all interested Persons an opportunity to participate and to achieve the best value reasonably available to the Members at that time, taking into account all existing circumstances, including, without limitation, the terms and conditions of all agreements (including this Agreement) to which the Company or any of its Controlled Affiliates is then a party or by which it is, or they are, otherwise benefited. Each Member hereby covenants and agrees that

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where the provisions of this Agreement indicate that the "Appraised Price" is to be determined, such Member will take all actions reasonably necessary to determine the Appraised Price in accordance with the following: within ten (10) days following an event requiring a determination of Appraised Price (the
"Notice Date"), the Designated Member of each Member Group shall designate an Investment Banking Firm to determine the Appraised Price (or, if there are more than two Member Groups, one Investment Banking Firm selected by the Designated Member of the Member Group which initiates the appraisal request (or takes the action necessitating that the Appraised Price be determined) and one Investment Banking Firm selected by the mutual agreement of the Designated Members of the other Member Groups or if they cannot agree, by the Designated Member of the Member Group beneficially owning the highest Membership Interest Percentage among the other Member Groups). Within thirty (30) days after appointment, each Investment Banking Firm shall determine its initial view as to the Appraised Price and consult with one another with respect thereto. Within forty-five (45) days after the Notice Date, each Investment Banking Firm shall have determined its final view as to the Appraised Price and shall have delivered such final view to each Designated Member of each Member Group participating in the appraisal process. If the difference between the higher of the respective final views of the two Investment Banking Firms (the "Higher Appraised Price") and the lower of the respective final views of the two Investment Banking Firms (the "Lower Appraised Price") is less than ten percent (10%) of the Higher Appraised Price, then the Appraised Price determined shall be the average of those two views. If the difference between the Higher Appraised Price and the Lower Appraised Price is equal to or greater than ten percent (10%) of the Higher Appraised Price, the Designated Members shall instruct the Investment Banking Firms to jointly designate a third Investment Banking Firm, which is neither an Affiliate of any Member nor has performed any significant work for any Member or any Affiliate of any Member within the prior two (2) years (the "Mutually Designated Appraiser"). The Mutually Designated Appraiser shall be designated within sixty (60) days from the Notice Date and shall, within fifteen (15) days of such designation, determine its final view as to the Appraised Price by selecting either the Higher Appraised Price or the Lower Appraised Price. The Company shall provide reasonable access to each of the designated Investment Banking Firms to members of management of the Company and its Controlled Affiliates and to the books and records of the Company and its Controlled Affiliates so as to allow such Investment Banking Firms to conduct due diligence examinations in scope and duration as are customary in valuations of this kind. Each of the Members and any Permitted Transferee (on its own behalf and on behalf of its respective Affiliates) agrees to cooperate with each of the Investment Banking Firms and to provide such information as may reasonably be requested. Costs of the appraisals shall be borne equally by the Members; provided, however, if pursuant to Section 7.7.2, the Appraised Price is less than the purchase price indicated in the Buy/Sell Notice, then the Receiving Member shall bear the entire cost of the appraisal. Notwithstanding the foregoing, in the event a Member Group fails to appoint an Investment Banking Firm within the time periods specified above, such Member Group shall have waived its rights to appoint an Investment Banking Firm and the determination of the Appraised Price shall be made solely by the Investment Banking Firm of the Member Group who did appoint an Investment Banking Firm. Notwithstanding the foregoing, in the case of property

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consisting of securities traded in the public markets, the Appraised Price of such securities will be equal to the Fair Market Value of such securities.

     1.10  "Approved by the Management Committee" or words of similar import
            ------------------------------------
(including, but not limited to, "Approve" or "Approved"), shall mean the approval by the requisite number of Member Representatives on the Management Committee as set forth in Article 7 at a duly called meeting of the Management Committee or the unanimous written consent of all Member Representatives on the Management Committee.

     1.11  "AT&T" means AT&T Corp., a New York corporation.
            ----

     1.12  "Bona Fide Acceptance" shall have the meaning given in Section 8.5.1.
            --------------------

     1.13  "Bona Fide Offer" shall have the meaning given in Section 8.5.1.
            ---------------

     1.14  "Budget" shall have the meaning given in Section 7.6.
            ------

     1.15  "Business Day" means any day other than a Saturday, Sunday or a day
            ------------
on which banking institutions are not required to be open in either the City of New York or the City of Los Angeles.

     1.16  "Business Plan" shall have the meaning given in Section 7.6.
            -------------

     1.17  "Buy/Sell Notice" shall have the meaning given in Section 7.7.2.
            ---------------

     1.18  "Buy/Sell Period" shall have the meaning given in Section 7.7.1.
            ---------------

     1.19  "Capital Account" shall mean, with respect to each Member, the
            ---------------
capital account that the Company establishes and maintains for such Member pursuant to Section 1.704-1(b) of the Regulations.

     1.20  "Capital Contribution" shall mean, with respect to any Member, the
            --------------------
aggregate amount of money and the initial Gross Asset Value of property other than money (net of any liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) contributed to the capital of the Company by a Member in accordance with this Agreement.

     1.21  "Certificate" shall mean the Certificate of Formation for the Company
            -----------
originally filed with the Delaware Secretary of State and as amended from time to time.

     1.22  "Change in Control" shall be deemed to occur, (a) with respect to
            -----------------
an SCA Controlled Affiliate, at such time as SCA, SPE, or SPE Sub no longer possesses, directly or indirectly, (i) the affirmative power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests

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held by such Person or (ii) more than 50% of the equity economic interest of such Person (for purposes of this definition "equity economic interest" shall mean the right to receive distributions of the Fair Market Value of the assets of such Person distributable to holders of its common equity or similar securities after payments to holders of indebtedness or any other obligations which have priority to common stock or similar equity), (b) with respect to an LMC Controlled Affiliate, at such time as LMC, LDI or LDI Sub no longer possesses, directly or indirectly, (i) the affirmative power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests held by such Person or (ii) more than 50% of the equity economic interest of such Person, and (c) with respect to any other Person, at such time as the Person that Controls a Member no longer possesses, directly or indirectly, the affirmative power to direct or cause the direction of the management and policies of such Member, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board or directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests held by such Member. For purposes of clauses (a)(i) and (b)(i), any exercise by a Permitted Pledgee under a pledge permitted under Section 8.4 of a remedy upon default imposing restrictions upon the ability to vote the Membership Interest or the securities of the Member shall not constitute a Change in Control.

     1.23  "Closing Date" means February 23, 2001, or such other date as agreed
            ------------
to by the parties pursuant to the terms of the Membership Purchase Agreement.

     1.24  "Code" shall mean the Internal Revenue Code of 1986, as amended from
            ----
time to time (including provisions of subsequent federal revenue laws).

     1.25  "Company" shall mean Game Show Network, LLC, a Delaware limited
            -------
liability company.

     1.26  "Company Internal IP Rights" shall have the meaning given in Section
            --------------------------
6.4.2(d).

     1.27  "Company Issuance Notice" shall have the meaning given in Sections
            -----------------------
6.2.1

     1.28  "Company Minimum Gain" shall have the meaning ascribed to the term
            --------------------
"partnership minimum gain" in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

     1.29  "Company Territories" shall mean the United States, Canada and those
            -------------------
locations listed on Schedule 3.20 to the Membership Purchase Agreement.

     1.30  "Control" shall mean, with respect to any Person, the possession,
            -------
directly or indirectly, of the affirmative power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of

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directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests held by such Person.

     1.31  "Controlled Affiliate" shall mean, with respect to a Person, any
            --------------------
Affiliate of such Person which such Person Controls.

     1.32  "Controlled Affiliate Group" shall mean the SCA Controlled Affiliate
            --------------------------
Group or the LMC Controlled Affiliate Group, as applicable.

     1.33  Intentionally omitted.
           ---------------------

     1.34  Intentionally omitted.
           ---------------------

     1.35  "Corporate Opportunities Group" shall have the meaning given in
            -----------------------------
Section 6.4.1.

     1.36  "Covered System" means any cable television system, satellite
            --------------
television system, or other distribution system capable of distributing linear video programming (which may include data delivered in connection with the provision of interactive functionality).

     1.37  "Default Date" shall have the meaning given in Section 3.2.3.
            ------------

     1.38  "Defaulting Member" shall have the meaning given in Section 10.1.
            -----------------

     1.39  "Delaware Act" shall mean the Delaware Limited Liability Company
            ------------
Act, as it may be amended from time to time.

     1.40  "Depreciation" shall mean, for any period, an amount equal to the
            ------------
depreciation, amortization, or other cost recovery deduction allowable with respect to an asset of the Company for such period for federal income tax purposes, except that if the Gross Asset Value of the asset differs from its adjusted tax basis at the beginning of such period, Depreciation shall, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), be an amount that bears the same ratio to such beginning Gross Asset Value as the tax depreciation, amortization, or other cost recovery deduction for such period bears to such beginning adjusted tax basis; provided, however, that if the beginning adjusted tax basis of an asset is zero, then Depreciation shall be computed using any reasonable method selected by the Management Committee.

     1.41  "Designated Member" shall mean that Member of any Member Group
            -----------------
which holds the highest Membership Interest Percentage of such Member Group.

     1.42  "Discretionary Capital Call" shall have the meaning given in Section
            --------------------------
3.3.1.

     1.43  "Dissolution Event" shall have the meaning given in Section 12.1.
            -----------------

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     1.44  "Distributable Cash" shall mean with respect to any period, the
            ------------------
difference between (a) the gross cash receipts of the Company received during such period from any source (including any release of cash from Reserves) but excluding Capital Contributions and loan proceeds (including loans made by Members), and (b) the sum of (1) all cash expenditures of the Company made during such period, (2) all debt service, including principal, interest and other amounts paid, deposited or payable during such period on all Indebtedness of the Company, including debt service on loans from Members actually paid during such period, (3) an amount necessary to meet all obligations of the Company projected to come due during the immediately succeeding calendar quarter (except to the extent previously included in Reserves or to be funded by debt),
(4) an amount equal to the projected operating costs and capital requirements of the Company for the immediately succeeding quarter (except to the extent previously included in Reserves, already included in (3), or to be funded by debt), and (5) Reserves.

     1.45  "Distribution Agreement" means that certain amended and restated
            ----------------------
distribution agreement dated as of the date hereof, by and between the Company and SPE.

     1.46  "Due Date" shall have the meaning given in Section 3.2.4.
            --------

     1.47  "Electing Party" shall have the meaning given in Section 6.4.2.
            --------------

     1.48  "Economic Interest" shall mean the right to receive distributions of
            -----------------
the Company's assets and allocations of income, gain, loss, deduction, credit and similar items from the Company pursuant to this Agreement and the Delaware Act, but shall not include any other rights of a Member, including, without limitation, the right to vote or participate in the management of the Company, through the Management Committee or otherwise.

     1.49  Employee Leasing Agreement" means that certain employee leasing
           --------------------------
agreement dated as of the date hereof, by and between SPE and the Company.

     1.50  "Event of Default" shall have the meaning given in Section 10.1.
            ----------------

     1.51  "External Domestic Business" shall have the meaning given in Section
            --------------------------
6.4.3.

     1.52  "Fair Market Value" means (i) with respect to any property, asset or
            -----------------
right (tangible or intangible), the price at which (x) a willing seller would dispose of such property or asset or license such right and (y) a willing buyer would purchase such property or asset or license such right, in each case, in an arm's length transaction, or (ii) with respect to any service to be provided, the amount an unaffiliated Person would pay to acquire such service on the open market; provided, however, that the Fair Market Value of securities of a
        --------  -------
publicly traded company shall be based on the average of the daily closing prices for shares of such securities for the 20 consecutive trading days before the day in question or the date of any notice that requires that the Fair Market Value be determined, as applicable. The closing price for such shares for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal U.S. securities exchange registered under the Securities

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Exchange Act of 1934, as amended on which such shares are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted closing bid and asked prices if no sale is reported) as reported on the Nasdaq Stock Market, or any comparable system, or if such shares are not quoted on the Nasdaq Stock Market, or any comparable system, the average of the closing bid and asked prices as furnished by any market maker in such shares who is a member of the National Association of Securities Dealers, Inc.

     1.53  "FCC" shall mean the Federal Communications Commission.
            ---

     1.54  "Final Funded Amount" shall have the meaning given in Section 3.2.4.
            -------------------

     1.55  "Final Funding" shall have the meaning given in Section 3.2.2.
            -------------

     1.56  "First Refusal Election Notice" shall have the meaning given in
            -----------------------------
Section 8.5.2.

     1.57  "First Refusal Notice" shall have the meaning given in Section 8.5.1.
            --------------------

     1.58  "First Refusal Period" shall have the meaning given in Section 8.5.2.
            --------------------

     1.59  "Fiscal Year" shall mean the Company's fiscal year, which shall be
            -----------
the year beginning each April 1 and ending March 31, except as otherwise required under the Code or Regulations.

     1.60  "Fundamental Matter" shall mean any of the following actions or
            ------------------
transactions, including the entering into of any contract or agreement (including amendments, modifications, enforcement, waiver, extension or renewal thereof) in furtherance thereof:

          (a) *Any change in the nature or scope of the Company's existing business or operations including conducting or engaging in any business outside its existing business, except to the extent within the purpose of the Company set forth in Section 2.6 or as provided in any approved Business Plan;

          (b) *Amending or modifying this Agreement or any other agreement contemplated by the Membership Purchase Agreement and entered into by the Company on the Closing Date;

          (c) Acquiring, in a single transaction or series of related transactions, the assets or businesses of any Person, where the assets or businesses so acquired have a Fair Market Value in excess of $1,000,000;

          (d)  Approving any Business Plan or Budget;

          (e) Amending or modifying any Business Plan or the Budget for any Fiscal Year which amendment or modification results in (i) any Member being required to make additional Capital Contributions to the Company in excess of the Maximum Contribution Amount, (ii) any existing budgetary line item of $1,000,000 or more contained in a Budget

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being exceeded by more than the lesser of 15% of such budgeted amount or
$1,000,000, or (iii) any new budgetary line item of $500,000 or more;

          (f) Issuing any additional Membership Interests (or any options, warrants or other rights to acquire Membership Interests) or admitting any new Member except in compliance with the Transfer provisions described herein;

          (g) Issuing, redeeming, repurchasing or otherwise acquiring (directly or indirectly) (i) any equity or debt securities of any Person (including the Company and its Controlled Affiliates), other than debt securities issued in connection with Indebtedness incurred pursuant to clause (j) or equity securities issued in connection with the formation of a wholly-owned subsidiary in connection with a transaction that would otherwise not constitute a Fundamental Matter or (ii) any options, warrants or other rights or securities which are convertible into, or exercisable or exchangeable for, such equity or debt securities;

          (h) *Entering into any merger, consolidation, share exchange, reorganization or other business combination affecting or involving the Company or any of its Controlled Affiliates;

          (i) *Effecting a transfer of (x) all or substantially all of the assets of the Company or its Controlled Affiliates, or (y) any assets of the Company or its Controlled Affiliates in a single transaction or series of related transactions, which assets have a Fair Market Value in excess of $3 million;

          (j) Incurring Indebtedness by the Company or its Controlled Affiliates in an aggregate amount in excess of $500,000 over that provided for in an applicable Budget;

          (k) Creating, making, granting or suffering to exist any security interest, pledge, hypothecation, encumbrance or lien on any property of the Company or its Controlled Affiliates, other than (i) as provided in the Budget,
(ii) purchase money liens incurred in the ordinary course of business or (iii) liens relating to any license of intellectual property entered into in the ordinary course of business;

          (l) *Taking any action relating to a Dissolution Event of the Company or any of its Controlled Affiliates;

          (m) *Taking any action that would constitute a bankruptcy or Insolvency Event relating to the Company or any of its Controlled Affiliates;

          (n) Selecting or modifying the method, principles, practices, procedures and policies of accounting or tax, or the Fiscal Year of the Company;

          (o) *Selecting, appointing or dismissing any of the following officers of the Company: president, chief financial officer, chief operating officer, the highest ranking officer in charge of programming or the highest ranking officer in charge of affiliate sales;

          (p) Entering into any contract or transaction, or series of related contracts or transactions, that individually or in the aggregate involve or result in expenditures or commitments by the Company or any of its Controlled Affiliates in an aggregate amount in excess of $500,000 and which are not included in the applicable Budget;

          (q) *Entering into, or extending, amending, modifying, renewing or terminating any agreement, or waiving performance under any such agreement, between the Company or any of its Controlled Affiliates, on the one hand, and any Member or such Member's Affiliates, on the other hand, except to the extent such agreement specifically provides that a determination or action with respect to such agreement may be taken by a specific officer of the Company;

          (r) *Entering into, extending, amending, modifying, renewing or terminating any Affiliation Agreement, or any agreement reasonably related thereto, to which the Company or any of its Controlled Affiliates is a party or is otherwise bound;

          (s) Entering into any contract, license or transaction involving the transferring, assigning, selling or licensing of intellectual property to or from the Company or its Controlled Affiliates, including, without limitation, programming;

          (t) *Settling any litigation or arbitration where the matter in controversy exceeds $250,000 or which is otherwise material to the business of the Company or its Controlled Affiliates or, because of the identity of the defendant or the subject matter of the claims, the settlement of the litigation or arbitration would reasonably be expected to have a material adverse impact on the reputation, business relations or operations of any Member or such Member's Affiliates;

          (u) *Any decisions relating to the distribution of programming, including, but not limited to, the programming of the Company that is to be made available to SPE or its Affiliates under the Distribution Agreement;

          (v) Commencing any litigation or arbitration where the matter in controversy exceeds $250,000 or which is otherwise material to the business of the Company or its Controlled Affiliates or is seeking to protect a material right or asset of the Company or its Controlled Affiliates or, because of the identity of the defendant or the subject matter of the claims, the commencement of the litigation or arbitration would reasonably be expected to have a material adverse impact on the reputation, business relations or operations of any Member or such Member's Affiliates;

          (w)  Appointing or dismissing the Company's independent auditors;

          (x) Any other decision or action that is outside the ordinary course of business for the Company or which is outside the parameters of this Agreement; and

          (y) Any other decision or action that could reasonably be expected to require any Member or an Affiliate of a Member to dispose of or otherwise restrict its

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management or control over all or any portion of its Membership Interest under the rules and regulations of the FCC or any other Governmental Entity.

     1.61  "Governmental Entity" shall mean any federal, state or local
            -------------------
government or regulatory agency, authority, commission, court or instrumentality, domestic or foreign.

     1.62  "Gross Asset Value" shall mean, with respect to any asset, the
            -----------------
asset's adjusted basis for federal income tax purposes, except as follows:

           (a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset, as reasonably determined by the non-contributing Member(s) and the contributing Member;

           (b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values, as reasonably determined by the Management Committee, as of the following times: (i) the acquisition of an additional Membership Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for a Membership Interest; and (iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

           (c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross Fair Market Value of such asset on the date of distribution, as reasonably determined by the non-recipient Member(s) and the recipient Member; and

           (d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and Section A.7 of Exhibit A hereto; provided, however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.62(d) to the extent the Management Committee determines that an adjustment pursuant to Section 1.62(b) hereof is not necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.62(d).

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.62(a), (b) or (d) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     1.63  "HSR" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
            ---
as amended, and any regulations or rules promulgated thereunder.

     1.64  "Higher Appraised Price" shall have the meaning given in the
            ----------------------
definition of Appraised Price.

     1.65  "Indebtedness" of any Person, shall mean, without duplication, (i)
            ------------
indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations or liabilities of such Person under or in connection with letters of credit or bankers' acceptances or similar items, (iv) obligations to pay the deferred purchase price of property or services other than current trade payables incurred in the ordinary course of business, (v) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.

     1.66  "Indemnitees" shall have the meaning given in Section 14.1.1.
            -----------

     1.67   "Interim Loan" shall have the meaning given in Section 3.2.4.
             ------------

     1.68  "Internal Domestic Business" shall have the meaning given in Section
            --------------------------
6.4.3.

     1.69  "Internal International Business" shall have the meaning given in
            -------------------------------
Section 6.4.2.

     1.70  "Initial Budget" shall have the meaning given in Section 7.6.
            --------------

     1.71  "Initial Deemed Invested Capital Amount" shall have the meaning
            --------------------------------------
given in Section 3.1.1.

     1.72  "Initial Funding" shall have the meaning given in Section 3.2.2.
            ---------------

     1.73  "Insolvency Event" shall mean the commencement of voluntary
            ----------------
proceedings under the present or any future federal bankruptcy code or any similar federal or state law or statute (each an "Insolvency Statute"), the consent or the failure to file an answer to the filing of a bankruptcy proceeding against the Company or any of its Subsidiaries or a Member, as applicable, the filing of a petition or filing of an answer or consent seeking liquidation or reorganization under any Insolvency Statute, or the seeking of, consent to or acquiescence in the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company or any of its Subsidiaries or a Member, as applicable, or any substantial part of its assets or property, or the making of a general assignment for the benefit of creditors, or the taking of any corporate action in furtherance of any of the foregoing.

     1.74  "Insolvency Statute" shall have the meaning given in Section 1.71.
            ------------------

     1.75  "Intellectual Property" shall mean (a) inventions (whether
            ---------------------
patentable or unpatentable and whether or not reduced to practice), including but not limited to and only to the extent protectable under the criteria of 35 U.S.C. (S) 101 but without necessarily satisfying 35 U.S.C. (S)(S) 102 and 103, ideas, research and techniques, technical designs, discoveries and specifications, improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, inventor's certificates, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof and (b) computer software.

     1.76  "Interested Party Claim" shall have the meaning given in Section 7.5.
            ----------------------
5.

     1.77  "Interested Party IP Representative" shall have the meaning given in
            ----------------------------------
Section 7.5.6.

     1.78  "Interested Party IP Transaction" shall have the meaning given in
            -------------------------------
Section 7.5.6.

     1.79  "Interested Party Member Representative" shall have the meaning given
            --------------------------------------
in Section 7.5.5.

     1.80  "Internal IP Rights" shall have the meaning given in Section 6.6.1
            ------------------
(a).

     1.81  "Intermediate Funding" shall have the meaning given in Section 3.2.2.
            --------------------

     1.82  "Investing Party" shall have the meaning given in Section 6.4.2.
            ---------------

     1.83  "Investment Banking Firm" shall mean an investment banking firm of
            -----------------------
recognized national standing which shall be familiar with cable television programming and the cable television industry.

     1.84  "IP Participation Period" shall have the meaning given in Section
            -----------------------
6.6.1.

     1.85  "LLC Certificate" shall have the meaning given in Section 9.1.
            ---------------

     1.86  "LMC" means Liberty Media Corporation, a Delaware corporation
            ---
(including any successor to, or assignee of, substantially all of the business and assets of Liberty Media Corporation).

     1.87  "LMC Controlled Affiliate" means any Person that is Controlled
            ------------------------
directly or indirectly by LMC, LDI or LDI Sub. For purposes of this definition, LMC, LDI or LDI Sub will be deemed to Control a Person to the extent that it possesses (i) more than 50% of the equity economic interest of such Person (for purposes of this definition "equity economic interest" shall mean the right to receive distributions of the Fair Market Value of the assets of such Person distributable to holders of its common equity or similar securities after payments to holders of indebtedness or any other obligations which have priority to common stock or similar equity), and, (ii) the affirmative power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests held by such Person.

     1.88  "LMC Controlled Affiliate Group" means all of the LMC Controlled
            ------------------------------
Affiliates.

     1.89  "Lower Appraised Price" shall have the meaning given in the
            ---------------------
definition of Appraised Price.

     1.90  "LP" means The Game Show Network, L.P., a Delaware limited
            --
partnership.

     1.91  "Management" shall have the meaning given in Section 7.2.
            ----------

     1.92  "Management Committee" shall have the meaning given in Section 7.4.2.
            --------------------

     1.93  "Mandatory Capital Call" shall have the meaning given in Section
            ----------------------
3.2.1.

     1.94  "Mandatory Capital Contribution" shall have the meaning given in
            ------------------------------
Section 3.2.1.

     1.95  "Maximum Contribution Amount" shall have the meaning given in Section
            ---------------------------
3.2.2.

     1.96  "Member" shall mean each Person who (a) is an initial signatory to
            ------
this Agreement, has been admitted to the Company as a Member in accordance with this Agreement or is a Permitted Transferee who has become a Member in accordance with Articles 6 and 8, and (b) has not become the subject of a Dissolution Event or ceased to be a Member in accordance with Article 12 or for any other reason.

     1.97  "Member Group" shall mean, as to any Member, such Member and any
            ------------
Affiliate of such Member that is also a Member.

     1.98  "Member Representatives" shall have the meaning given in Section
            ----------------------
7.4.2.

     1.99  "Member Nonrecourse Debt" shall have the meaning ascribed to the term
            -----------------------
"partner nonrecourse debt" in Regulations Section 1.704-2(b)(4).

     1.100 "Member Nonrecourse Debt Minimum Gain" shall mean an amount, with
            ------------------------------------
respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(2) and
(3).

     1.101 "Member Nonrecourse Deductions" shall have the meaning given "partner
            -----------------------------
nonrecourse deductions" in Regulations Sections 1.704-2(i)(1) and (2). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year of the Company equals the excess (if any) of the net increase (if any) in the amount of Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year to the Member or owner of such Member's Economic Interest that bears (or is deemed to bear) the economic loss for such Member Nonrecourse Debt to the extent such distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(2).

     1.102  "Membership Interest" shall mean a Member's entire interest in the
             -------------------
Company including, without limitation, the Member's Economic Interest, the right to vote on or participate in the management of the Company directly or through the Management Committee, and the right to receive information concerning the business and affairs of the Company.

     1.103  "Membership Interest Percentage" shall have the meaning given in
             ------------------------------
Section 3.7.

     1.104  "Membership Interest Rights" shall have the meaning given in
             --------------------------
Section 8.1.

     1.105  "Membership Purchase Agreement" means that certain agreement dated
             -----------------------------
as of the date hereof, by and among SPE, SPE Sub, TGSC, LDI Sub, LDI and LMC pursuant to which the LMC Controlled Affiliate Group acquired its Membership Interest in the Company.

     1.106  "Mutually Designated Appraiser" shall have the meaning given in the
             -----------------------------
definition of Appraised Price.

     1.107  "NGSP Exclusions" shall have the meaning given in Section 6.4.5.
             ---------------

     1.108  "Net After Tax Amount" shall have the meaning given in Section
             --------------------
8.5.2.

     1.109  "Net Profits" and "Net Losses" shall mean the income, gain, loss and
             -----------       ----------
deductions of the Company in the aggregate or separately stated, as appropriate, determined in accordance with the method of accounting at the close of each Fiscal Year used in preparing the Company's information tax return filed for federal income tax purposes, with the following adjustments for purposes of adjusting Capital Accounts and maintaining the same in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv):

           (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section shall be added to such taxable income or loss;

           (b) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section, shall be subtracted from such taxable income or loss;

           (c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 1.62(b) or (c) such adjustment will be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits and Net Losses;

           (d) Gain or loss resulting from any disposition (or deemed disposition) of Company property with respect to which gain or loss is recognized (or deemed recognized) for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

           (e) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits or Net Losses;

           (f) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with this Agreement; and

           (g) Notwithstanding any other provision of this Section, any items which are specially allocated pursuant to Section 5.4 and Exhibit A hereof shall not be taken into account in computing Net Profits or Net Losses.

The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Section 5.4 and Exhibit A hereof shall be determined by applying rules analogous to those set forth in clauses (a) through
(f) above.

     1.110 "New Game Show Programming" shall have the meaning given in Section
            -------------------------
6.4.5.

     1.111 "Non-Defaulting Member" shall have the meaning given in Section
            ---------------------
10.2.

     1.112 "Nonrecourse Deductions" shall have the meaning set forth in
            ----------------------
Regulations Section 1.704-2(b)(1).

     1.113 "Nonrecourse Liability" shall have the meaning set forth in
            ---------------------
Regulations Section 1.752-1(a)(2).

     1.114 "Notice Date" shall have the meaning given in Section 1.9.
            -----------

     1.115 "Offer Notice" shall have the meaning given in Section 6.4.5.
            ------------

     1.116 "Offeree Member" shall have the meaning given in Section 8.5.1.
            --------------

     1.117 "Offeror Member" shall have the meaning given in Section 8.5.
            --------------

     1.118 "Other Party" shall have the meaning given in Section 6.4.2.
            -----------

     1.119 "Penalty Amount" shall have the meaning given in Section 3.2.3.
            --------------

     1.120 "Permitted Pledgee" shall have the meaning given in Section 8.4
            -----------------

     1.121 "Permitted Transferee" shall mean each Transferee of a Membership
            --------------------
Interest who acquires such interest in a Permitted Transfer.

     1.122 "Permitted Transfers" shall have the meaning given in Section 8.3.
            -------------------

     1.123 "Person" shall mean any individual, general partnership, limited
            ------
partnership, limited liability company, limited liability partnership, corporation, joint venture, business trust, joint stock company, trust, estate, unincorporated association, Governmental Entity or other entity of whatsoever nature.

     1.124 "Premium Pay TV" shall have the meaning given in Section 6.4.5.
            --------------

     1.125 "Prime Rate" means a rate per annum equal to the commercial lending
            ----------
rate announced from time to time by J.P. Morgan Chase & Co. (New York, New York) or its successor, as its prime rate for ninety (90) day unsecured loans.

     1.126 "Programming Agreement" means that certain amended and restated
            ---------------------
licensing agreement dated as of the date hereof, by and between the Company and SPE.

     1.127 "Programming Network" shall have the meaning given in Section 6.4.2.
            -------------------

     1.128 "Pro Rata" means, with respect to the Members, at the time of any
            --------
applicable determination, the relative Membership Interest Percentages held by each of the Members at that time.

     1.129 "Prospective Purchaser" shall have the meaning given in Section
            ---------------------
8.5.1.

     1.130 "Receiving Member" shall have the meaning given in Section 7.7.2.
            ----------------

     1.131 "Registration Rights Agreement" means that certain registration
            -----------------------------
rights agreement dated as of the date hereof, by and among TGSC and SPE Sub, on the one hand and LDI, on the other hand.

     1.132 "Regulations" shall, unless the context clearly indicates otherwise,
            -----------
mean the regulations in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations.

     1.133 "Regulatory Allocations" shall have the meaning given in Exhibit A
            ----------------------
hereto.

     1.134 "Related Members" shall have the meaning given in Section 7.5.4.
            ---------------

     1.135 "Related Party Claim Dispute" shall have the meaning given in Section
            ---------------------------
7.5.4.

     1.136 "Related Party Claim Dispute Notice" shall have the meaning given in
            ----------------------------------
Section 7.5.4.

     1.137 "Related Party Claim Dispute Response" shall have the meaning given
            ------------------------------------
in Section 7.5.4.

     1.138 "Reserves" shall mean amounts set aside as reserves for the future
            --------
payment of debts, liabilities and obligations of the Company (including, but not limited to, operating expenses, repairs, replacements, capital improvements, restoration and renovation, and amortization of principal and interest or Company Indebtedness) in amounts Approved by the Management Committee.

     1.139 "Restricted Domestic Business" shall have the meaning given in
            ----------------------------
Section 6.4.3.

     1.140 "Restricted International Business" shall have the meaning given in
            ---------------------------------
Section 6.4.2.

     1.141 "Restricted International Business Internal IP Rights" shall have the
            ----------------------------------------------------
meaning given in Section 6.4.2(d).

     1.142 "Rollover Budget" shall have the meaning given in Section 7.6.
            ---------------

     1.143 "SCA" means Sony Corporation of America, a New York corporation.
            ---

     1.144 "SCA Controlled Affiliate" means any Person that is Controlled,
            ------------------------
directly or indirectly, by SCA, SPE, SPE Sub or TGSC. For purposes of this definition, SCA, SPE, SPE Sub or TGSC will be deemed to Control a Person to the extent that it possesses (i) more than 50% of the equity economic interest of such Person (for purposes of this definition "equity economic interest" shall mean the right to receive distributions of the Fair Market Value of the assets of such Person distributable to holders of its common equity or similar securities after payments to holders of indebtedness or any other obligations which have priority to common stock or similar equity), and (ii) the affirmative power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, partnership interests or other ownership interests, by contract, by membership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise, including, but not limited to, the power to vote all of the Membership Interests held by such Person.

     1.145 "SCA Controlled Affiliate Group" means all of the SCA Controlled
            ------------------------------
Affiliates.

     1.146 "Securities Act" means the Securities Act of 1933, as amended.
            --------------

     1.147 "Services Agreement" means that certain services agreement dated as
            ------------------
of the date hereof, by and between SPE and the Company.

     1.148 "Sony Corporation" means Sony Corporation, a corporation organized
            ----------------
under the laws of Japan.

     1.149 "Subleases" means that certain sublease, or those certain subleases,
            ---------
dated as of the date hereof, by and between the Company and SPE.

     1.150 "Third Anniversary" shall have the meaning given in Section 3.2.4(c).
            -----------------

     1.151 "Transaction" means the actions and transactions contemplated by this
            -----------
Agreement and the Membership Purchase Agreement.

     1.152 "Transfer" means to (a) directly sell, assign, convey, transfer or
            --------
otherwise dispose of (including the creation of puts, calls, collars and other derivative securities related to such Membership Interest or Membership Interest Rights) any Membership Interest or any Membership Interest Rights, or (b) indirectly sell, assign, convey, transfer, or otherwise dispose of (including the creation of puts, calls, collars and other derivative securities related to such Membership Interest or Membership Interest Rights) any Membership Interest or Membership Interest Rights by way of a Change in Control of any Member. A pledge of Membership Interest or Membership Interest Rights pursuant to, and made in compliance with, Section 8.4 shall not be a Transfer. The terms "Transferor," "Transferee" and similar variations shall have a commensurate meaning. Notwithstanding the foregoing, a Transfer of securities of Sony Corporation, SCA or SPE shall not constitute a Transfer of Membership Interests or Membership Interest Rights of any SCA Controlled Affiliate, nor shall a Transfer of securities of AT&T, LMC or LDI constitute a Transfer of Membership Interests or Membership Interest Rights of any LMC Controlled Affiliate.

     1.153 "Transfer Closing Date" shall have the meaning given in Section
            ---------------------
8.5.4.

     1.154 "Triggering Member" shall have the meaning given in Section 7.7.2.
            -----------------

     1.155 "Unrelated Members" shall have the meaning given in Section 7.5.4.
            -----------------

     1.156 "U.S." means the United States of America.
            ---

                                  ARTICLE 2.

                            ORGANIZATIONAL MATTERS

     2.1   Formation. SPE Sub and TGSC have previously formed the Company under
           ---------
the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State. The rights and liabilities of the Members shall be determined pursuant to the Delaware Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Delaware Act, control.

     2.2   Name. The name of the Company shall be "Game Show Network, LLC" and
           ----
the business of the Company shall be conducted under that name or under any other name Approved by the Management Committee. The officer of the Company designated by the Management Committee shall file any fictitious name certificates and similar filings, and any amendments thereto, that it deems appropriate.

     2.3   Term. Unless sooner terminated in accordance with Article 12 hereof,
           ----
the Company shall liquidate and dissolve on the fiftieth (50th) anniversary of the Closing Date.

     2.4   Office and Agent. The Company shall maintain a Delaware registered
           ----------------
office and agent for service of process as required by Section 18-104 of the Delaware Act. The initial Delaware registered office and agent for service of process shall be National Registered Agents, Inc., 9 East Loockerman Street, Suite 214, Dover, Delaware 19901, and thereafter shall be such or such other place and person as the president of the Company may designate.

     2.5   Maintain Status; Qualify as a Partnership. The Members shall take
           -----------------------------------------
such steps as are necessary to (a) maintain the Company's status as a limited liability company formed under the laws of the State of Delaware and its qualification to conduct business in any jurisdiction where the Company does business and is required to be qualified, and (b) ensure that the Company shall continue to be treated as a partnership for federal and, to the extent available, state tax purposes.

     2.6   Purpose and Business of the Company. The purpose of the Company is to
           -----------------------------------
(i) continue to operate the Game Show Network programming service and its related activities in the form and manner as it is being operated on the Closing Date, (ii) create, establish, produce or acquire interactive services and functions and additional programming to be integrated with, or which is to be complementary to, the Company's programming so as to enable interactively enabled forms of the Company's programming to be distributed through all available distribution channels, including, but not limited to, any Covered System, virtual channels, broadband channels and other Internet, digital, satellite and cable-related channels, (iii) opportunistically expand the business of the Company in the Company Territories and internationally and (iv) create game-related programming, which for purposes of this Section 2.6 shall include, without limitation, programming related to contests, sweepstakes, tournaments, games without prizes and other gaming or chance-related activities not prohibited by U.S. federal law or any individual state law; provided, however, the purposes of the Company shall not include the creation, acquisition, licensing, distribution, presentation, or exploitation of programming related in any way to gambling or illegal lotteries.

     2.7   Agreement of Members. No Member shall, either directly or indirectly,
           --------------------
take any action to require partition of the Company or of any of its assets or properties or cause the sale of any Company property. No Member shall file or join in the filing of an involuntary bankruptcy petition against the Company, or take any action which seeks to commence or force the liquidation or reorganization of the Company under any Insolvency Statute or which seeks the appointment of a custodian, receiver, trustee or liquidator for the Company or any of its assets. Notwithstanding any provision of law to the contrary, each Member (and its legal representative, successor or assign) hereby irrevocably waives any and all right to maintain any action for partition or to compel any sale with respect to its Membership Interest, or with respect to any assets or properties of the Company, except as expressly provided in this Agreement.

     2.8   Members. The initial Members of the Company are SPE Sub, TGSC and LDI
           -------
Sub. No additional Member shall be admitted except in accordance with Articles 6 and 8. Each of TGSC and SPE Sub agrees that on or after the date of this Agreement the Membership Interests held by TGSC (whether as of the date of this Agreement or at some other date as a result of a Transfer in accordance with
Article 8), will be treated as if held by SPE Sub, such that all references in this Agreement to SPE Sub shall include TGSC ,and SPE Sub shall be deemed, for purposes of this Agreement, to own the Membership Interests owned by TGSC. For purposes of further clarification, neither SPE nor LDI is a Member of the Company.

     2.9   Addresses of the Members. The addresses of the Members are set forth
           ------------------------
in Section 16.12 of this Agreement. A Member may change its address upon notice thereof to the other Member(s) in accordance with this Agreement.

     2.10  Principal Place of Business. The principal business office of the
           ---------------------------
Company shall be located at 10101 West Washington Boulevard, Culver City, California 90232, or at such other place as may be Approved by the Management Committee from time to time.

                                  ARTICLE 3.

                   CAPITAL CONTRIBUTIONS, FUNDING AND LOANS

     3.1   Initial Capital Contributions.
           -----------------------------

           3.1.1 On the Closing Date, each of SPE Sub and LDI Sub shall be deemed for purposes of Sections 3.1 and 3.2 of this Article 3 to have contributed to the capital of the Company assets in the amount of $275,000,000, respectively, (the "Initial Deemed Invested Capital Amount"), without regard to their actual Capital Accounts for U.S. federal income tax purposes.

           3.1.2 The Initial Deemed Invested Capital Amount of each Member will be adjusted from time to time (the "Adjusted Deemed Invested Capital Amount") to increase such amount for actual additional Capital Contributions made to the Company by such Member after the Closing Date in accordance with this Agreement (including, without limitation, Section 3.2.4 hereof) and to decrease such amount for actual distributions (other than tax distributions) made by the Company to such Member in accordance with this Agreement.


     3.2   Mandatory Capital Contributions.

           3.2.1  Mandatory Capital Contribution Amounts. The president shall
                  --------------------------------------
have the right to call ("Mandatory Capital Call") upon SPE Sub and LDI Sub, with not less than sixty (60) days' written notice, to make a Capital Contribution of cash to the Company (a "Mandatory Capital Contribution"). The amount of each Mandatory Capital Call and the timing thereof shall be in accordance with the Business Plan and Budget or other funding plan Approved by the Management Committee; provided, that Mandatory
                                                   --------
Capital Contributions shall be made by SPE Sub and LDI Sub in the manner and in the amounts set forth in Section 3.2.2 below and neither SPE Sub nor LDI Sub shall be required to make a Mandatory Capital Contribution that would cause the aggregate amount of all Mandatory Capital Contributions made by it to exceed its Maximum Contribution Amount; provided, further, that the amount of each
                             --------  -------
Mandatory Capital Call and the timing thereof set forth in an approved Budget and Business Plan or other funding plan Approved by the Management Committee shall not be changed without the written agreement of both SPE Sub and LDI Sub. Notwithstanding anything to the contrary contained herein, the obligations of SPE Sub and LDI Sub to make the Mandatory Capital Contributions provided in this
Section 3.2 are personal to SPE Sub and LDI Sub and shall continue regardless of any Transfer of Membership Interests by SPE Sub or LDI Sub pursuant to Section 8 or otherwise, or any assumption of the obligations of SPE Sub or LDI Sub by a third party to make such Mandatory Capital Contributions; provided, however, that nothing herein shall require any duplication of payments of Mandatory Capital Contributions. In addition to the foregoing, SPE Sub and LDI Sub may enter into separate written agreements providing for the making of additional Mandatory Capital Contributions.

          3.2.2  Maximum Mandatory Capital Contribution Amount/Funding.
                 -----------------------------------------------------
Notwithstanding anything to the contrary contained herein, neither SPE Sub nor LDI Sub shall be required to make Mandatory Capital Contributions in an aggregate amount in excess of $37,500,000 each, or such other amount as the parties may agree to in a separate written agreement (subject to the terms of such separate written agreement) (the "Maximum Contribution Amount"). The funding of Mandatory Capital Calls shall be in the following manner: (i) the first $25 million required to be funded under the first Mandatory Capital Call or successive Mandatory Capital Calls thereafter shall be funded entirely by SPE Sub (the "Initial Funding"); (ii) the second $25 million required to be funded under any Mandatory Capital Call or successive Mandatory Capital Calls after the Initial Funding shall be funded equally by SPE Sub and LDI Sub on a dollar for dollar basis at the same time (the "Intermediate Funding"); and (iii) the third $25 million required to be funded under any Mandatory Capital Call or successive Mandatory Capital Calls after the Intermediate Funding shall be funded entirely by LDI Sub (the "Final Funding"). A Member which is not required to make a Mandatory Capital Contribution shall have no liability or obligation to make a Capital Contribution upon the failure of the Member then obligated to make its Mandatory Capital Contribution. All capital calls made by the Company upon the Members shall be Mandatory Capital Calls until the Maximum Contribution Amount has been called from each Member.

          3.2.3  Failure to Make Mandatory Capital Contributions. If either SPE
                 -----------------------------------------------
Sub or LDI Sub fails to make a Mandatory Capital Contribution when required after written notice and an opportunity to cure (which opportunity to cure shall be set forth in such notice and shall provide a cure period of not less than fifteen (15) days from receipt of the notice) (the date of the ending of the cure period is referred to herein as the "Default Date"), (i) the defaulting Person's obligations to make Mandatory Capital Contributions during the period prior to the consummation of a sale under clause (a) or adjustment under clause
(b) is suspended and (ii) the non-defaulting Person (which for these purposes shall mean the Person (either SPE Sub or LDI Sub) who has not defaulted on its obligations to make the applicable Mandatory Capital Contribution to the Company) must elect within thirty (30) days of the Default Date, in its sole discretion, either of the following set forth in subparagraphs (a) or (b), below:

          (a) To purchase all of the Membership Interest held by the defaulting Person and all of the Membership Interest held by such defaulting Person's Controlled Affiliate Group for seventy-five percent (75%) of the lower of either
(i) the Adjusted Deemed Invested Capital Amount of the defaulting Person and its Controlled Affiliate Group, in the aggregate, as calculated pursuant to Section
3.1.2 or as the parties may otherwise agree in writing or (ii) the Appraised Price (as of the Default Date) of the Membership Interest of the defaulting Person and its Controlled Affiliate Group, in the aggregate. The purchase of the Membership Interests provided for hereunder shall be pursuant to a purchase agreement containing representations and warranties that the Membership Interest of the defaulting Person and its Controlled Affiliate Group is owned by such Persons, and shall be transferred by such Persons, free and clear of all liens and encumbrances. The parties shall have a determination of the Appraised Price made within the time periods set forth in Section 1.9 and the purchase agreement shall provide that the amount payable pursuant to this Section 3.2.3(a) shall be made thirty (30) days following such determination. Notwithstanding the above, the date by which any purchase must be consummated pursuant to this Section 3.2.3(a) shall, if necessary to satisfy the conditions of clauses (y)(i) and
(y)(ii) below, be extended to the date that is the earlier to occur of (x) one hundred and eighty (180) days following delivery of the election notice provided for hereunder, and (y) ten (10) days following the last to occur of (i) the expiration (or earlier termination) of any applicable HSR waiting period (and, if extended, the extended waiting period) and (ii) the receipt of all required governmental and regulatory consents, governmental and regulatory approvals or governmental and regulatory waivers in connection with the purchase and sale of the Membership Interests, which the parties agree to use commercially reasonable efforts to obtain; provided, that if the purchase and sale of the Membership Interests is not consummated for any reason by the date that is one hundred and eighty (180) days following delivery of the election notice provided for hereunder; then the non-defaulting Person's right to purchase the Membership Interests provided for in this Section 3.2.3(a) shall terminate. The purchase agreement provided for hereunder shall provide that any payment shall be made by delivery of either cash or, in the sole discretion of the non-defaulting Person promissory notes, provided such promissory notes shall (v) bear interest at a rate per annum equal to one percent (1%) over the Prime Rate, (w) be due five
(5) years after their issuance, (x) be transferable by the holder (subject only to applicable securities laws restrictions), (y) have interest only payments due monthly for their term, with all principal and remaining interest to be due upon their maturity, and (z) contain other customary terms and conditions. The non-defaulting Person may assign the purchase right set forth in this Section 3.2.3(a) to any designee of its choice; provided, however, that the non-
                                        --------  -------
defaulting Person remains obligated to pay any amounts due the defaulting Member and its Controlled Affiliate Group hereunder despite the designation. If the non-defaulting Person (or its designee) elects to purchase the Membership Interests of the defaulting Person and its

Controlled Affiliate Group with promissory notes, such promissory notes shall either (i) be guaranteed by either SPE or LDI, as applicable (such guarantee to be on customary terms which are commercially reasonable), or (ii) be guaranteed or secured in another manner acceptable to the defaulting Member; or

          (b) To fund the unfunded Mandatory Capital Contribution. If the non-defaulting Person funds the unfunded Mandatory Capital Contribution of the defaulting Person, then the Members' Membership Interest Percentages will be adjusted: (A) to increase the Membership Interest Percentage of the non-defaulting Person and the other Members in its Controlled Affiliate Group to equal the percentage obtained by dividing the Adjusted Deemed Invested Capital Amount of such non-defaulting Person and the other Members in its Controlled Affiliate Group by the sum of the Adjusted Deemed Invested Capital Amount of all Members (as a result of such increase, the Membership Interest Percentage of the defaulting Person and its Controlled Affiliate Group is automatically decreased), and (B) to further reduce the Membership Interest Percentage of the defaulting Person and the other Members in its Controlled Affiliate Group, after the adjustment pursuant to clause (A), by an additional fifty percent (50%) of the amount of the reduction of the Membership Interest Percentage of such defaulting Person and the other Members in its Controlled Affiliate Group made pursuant to clause (A) of this Section 3.2.3(b) (the "Penalty Amount"), and to increase the Membership Interest Percentage of the non-defaulting Person and the other Members in its Controlled Affiliate Group by the Penalty Amount, all for the purpose of compensating the non-defaulting Person for the reallocation of risk occasioned by the failure of the defaulting Person to fund the Mandatory Capital Contribution. Solely for purposes of this Section 3.2.3(b), in the case of a default by LDI Sub with respect to a Mandatory Capital Contribution, the Adjusted Deemed Invested Capital Amount for SPE Sub and its Controlled Affiliate Group shall include the principal amount then outstanding under the Interim Loan; alternatively, in the case of a default of SPE Sub with respect to a Mandatory Capital Contribution, the Adjusted Deemed Invested Capital Amount of SPE Sub and its Controlled Affiliate Group shall not include the principal amount then outstanding under the Interim Loan. Any adjustment provided for hereunder as to a Controlled Affiliate Group shall be Pro Rata among all Members of such Controlled Affiliate Group.

          (c) The remedies provided in Sections 3.2.3(a), 3.2.3(b), and 3.2.4, shall be the sole and exclusive remedies available to any non-defaulting Person for the failure of either SPE Sub or LDI Sub, as applicable, to make a Mandatory Capital Contribution; provided, (i) if the non-defaulting Person fails to make an election between 3.2.3(a) and 3.2.3(b) in the thirty (30) day period provided for above, the sole and exclusive remedy of the non-defaulting Person shall be to treat the failure to make a Mandatory Capital Contribution as if it were a failure to make a Discretionary Capital Contribution pursuant to Section 3.3.1; and (ii) if the non-defaulting Person elects the remedy set forth in Section 3.2.3(a) and does not consummate the acquisition for any reason, then the defaulting Person and its Controlled Affiliate Group's failure to make the Mandatory Capital Contribution shall be treated as if it were a failure to make a Discretionary Capital Contribution pursuant to Section 3.3.1 and the suspension of the obligation to make Mandatory Capital Contributions shall end and the obligations of the defaulting Person under Sections 3.2.1 and 3.2.2 to fund such Member's Mandatory Capital

Contribution up to such Member's Maximum Contribution Amount shall be reinstated. All Capital Contributions made by the non-defaulting Member during the suspension period shall be for its own account and shall be applied to its Mandatory Capital Contribution obligation until satisfied in full and thereafter shall be deemed discretionary Capital Contributions of the non-defaulting Member.

          3.2.4  Treatment of the Initial Funding.
                 --------------------------------

          (a) Notwithstanding anything to the contrary contained herein, the Initial Funding shall be treated as a loan ("Interim Loan") made to the Company by SPE Sub. At such time as LDI Sub commences making the Final Funding, the principal amount of the Interim Loan shall convert, without any further action on the part of the Company, SPE Sub, LDI Sub or the Management Committee, into a Capital Contribution by SPE Sub on a dollar for dollar basis with each dollar of the Final Funding contributed by LDI Sub. Accrued and unpaid interest on the Interim Loan, if any, shall remain an obligation of the Company to be paid at such time as set forth in this Section 3.2.4 or on Exhibit B attached hereto. The Interim Loan shall be subordinated to all Indebtedness of the Company and shall have such other terms as are set forth on Exhibit B attached hereto. Notwithstanding the foregoing, the Interim Loan shall only accrue interest if LDI Sub does not make a Mandatory Capital Contribution constituting part or all of a Final Funding on a date LDI Sub is scheduled to make such a contribution pursuant to the Budget and Business Plan (or other funding plan Approved by the Management Committee). For purposes of clarification, if the Final Funding is made by LDI Sub on the date or dates scheduled for such funding in the Budget and Business Plan (or other funding plan Approved by the Management Committee) and in accordance with the procedures set forth herein regarding the making of Capital Calls, then the Interim Loan shall convert into a Capital Contribution as set forth above and no interest shall have accrued; however, if the Final Funding, or any portion thereof, is not made by LDI Sub on a date set forth in the Budget and Business Plan (or other funding plan Approved by the Management Committee) and in accordance with the procedures set forth herein regarding the making of Capital Calls (either because the Company did not make a Mandatory Capital Call for such date or because LDI Sub failed to make a Mandatory Capital Contribution when required), then the unconverted portion of the Interim Loan shall begin to accrue interest from that date, and the Interim Loan shall become due and payable on the date which is ninety (90) days (the "Due Date") after that date.

          (b) If prior to the Due Date (and if SPE Sub has not otherwise elected one of its remedies available pursuant to Section 3.2.3 because LDI Sub failed to make a Mandatory Capital Contribution, if applicable) LDI Sub makes the required Capital Contribution provided for herein, the principal amount of the Interim Loan shall convert into a Capital Contribution as set forth above, the accrual of interest shall stop on the date the Capital Contribution is made and the Company shall pay SPE Sub the accrued interest on the Interim Loan. LDI Sub shall promptly contribute to the Company an amount equal to the accrued interest on the Interim Loan paid by the Company to SPE Sub as a penalty payment for its default. In such event, the corresponding amount of the Company's expense deduction with respect to such accrued interest paid to SPE Sub shall be allocated solely to LDI Sub's Capital Account, with the result that LDI Sub's

Capital Contribution and the interest expense deduction will offset each other, and any such interest payment on the Interim Loan shall not affect either party's Capital Account.

          (c) If on the date which is the third anniversary of the Closing Date (the "Third Anniversary"), the Final Funding has not been funded in its entirety by LDI Sub for any reason, then on the Third Anniversary, LDI Sub shall be required to make a Mandatory Capital Contribution to the Company in an amount (the "Final Funded Amount") equal to 50% of the amount of the Final Funding not made by LDI Sub as of the Third Anniversary and the Company shall repay the Interim Loan in an amount equal to the Final Funded Amount. The remaining amount of the Interim Loan shall convert, without any further action on the part of the Company, SPE Sub, LDI Sub or the Management Committee, into a Capital Contribution equal to such remaining amount.

          (d) In the event that applicable tax regulations require that (i) interest be deemed to accrue on such Interim Loan, pursuant to Code Section 483, Code Sections 1272 et seq., Code Section 7872 or any other provision in the Code or the Regulations, from the date SPE Sub makes the Initial Funding and (ii) any such interest which is deemed to accrue prior to the date of the Final Funding be deemed a Capital Contribution by SPE Sub, then, notwithstanding anything contained in Article 5 and Exhibit A hereof to the contrary, the corresponding amount of the Company's expense deduction with respect to such accrued interest shall be allocated solely to SPE Sub's Capital Account, with the result that the deemed Capital Contribution and the deemed interest expense deduction will offset each other, and any such accrual of interest on the Interim Loan which is deemed to accrue prior to the Final Funding shall not affect either party's Capital Account.

     3.3    Additional Funding of the Company. If after LDI Sub and SPE Sub have
            ---------------------------------
contributed their respective Maximum Contribution Amounts (or LDI Sub or SPE Sub has defaulted on its obligation to make a Mandatory Capital Contribution and the non-defaulting Member has not elected one of its remedies under Sections 3.2.3(a) or (b) above) or the Third Anniversary has occurred, it is determined that the Company is in need of funds, then the Management Committee shall consider and approve alternative means of funding the Company's operating needs, including, without limitation, subordinated loans made to the Company by the Member(s) (including pursuant to Section 7.5.4(b)) on terms Approved by the Management Committee, bank financing, discretionary capital calls and/or debt or equity offerings. The president or the chief financial officer shall negotiate the terms and conditions of any bank financing or any debt or equity offering subject to the final terms and conditions being Approved by the Management Committee.

            3.3.1  Discretionary Capital Calls. If pursuant to Section 3.3
                   ---------------------------
hereof, the Management Committee Approves the raising of funds pursuant to a capital call it shall at the same time Approve the terms of any Member subordinated loan contemplated pursuant to this Section 3.3.1. The president shall then make a discretionary capital call (a "Discretionary Capital Call") in the amount Approved by the Management Committee on not less than sixty (60) days written notice to each Member. A Discretionary Capital Call shall be allocated among the Members on a Pro Rata basis. Each Member shall have the right to decline to meet such call or to meet such call in an amount up to its Pro Rata amount of the Discretionary Capital Call. To the extent a Member does not contribute its Pro Rata share of the Discretionary Capital Call, then the remaining Members may elect to fund all or a portion of the unfunded amount (on a Pro Rata basis among the Members electing to fund such Discretionary Capital Call; if any unfunded amounts remain after such election, a Member (or Members) may fund any unfunded amounts provided all other Members are given the opportunity to continue to participate up to their Pro Rata basis as among such electing Members), and the additional amount of such funding shall, in the sole discretion of such Members making the funding, be considered a subordinated loan to the Company, which such loan shall be made on terms Approved by the Management Committee at time of Approval of the Discretionary Capital Call, or a Capital Contribution, or any combination thereof, and, in the event of a Capital Contribution, the Members' Membership Interest Percentages shall be adjusted. In determining the amount of the adjustment, if the Discretionary Capital Call is funded in part or in whole by a Capital Contribution, then each Member's Membership Interest Percentage shall be adjusted up or down, as applicable, to reflect the amount of the Capital Call funded by such Member as a Capital Contribution taken as a percentage of the Appraised Price of the Company as of the date of the Discretionary Capital Call, which such Appraised Price shall include the amount of the Discretionary Capital Call. Any funding of a Discretionary Capital Call shall be in cash unless otherwise Approved by the Management Committee and the Member or Members making the funding.

            3.3.2  Subordinated Loans. If pursuant to Section 3.3 hereof, the
            -------------------------
Management Committee Approves the raising of funds pursuant to subordinated loans from the Members with terms Approved by the Management Committee at the time of Approval of such subordinated loans, then the president shall make a written request, on not less than sixty (60) days notice, to each Member to fund the amount Approved by the Management Committee. The amounts of the subordinated loans requested pursuant to this Section shall be allocated among the Members on a Pro Rata basis. If a Member fails to fund its Pro Rata share of the amount Approved by the Management Committee as its share of the funding then the remaining Members may fund all or a portion of the unfunded amount and such funding shall be considered an additional subordinated loan to the Company, made on the terms approved by the Management Committee at the time of the Discretionary Capital Call.

     3.4    Capital Accounts.  The Company shall establish an individual Capital
            ----------------
Account for each Member. The Company shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).

            3.4.1 The Capital Account of each Member shall be credited by (i) such Member' s cash contributions to capital; (ii) the agreed Gross Asset Value of property contributed by such Member to capital (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752); (iii) the amount of the Company's liabilities assumed by such Member; and (iv) Net Profits and any other items of Company income and gain (including income and gain exempt from tax)
allocated to such Member pursuant to Article 5 and Exhibit A or any other provisions of this Agreement; and debited by (v) the amount of cash distributed to such Member; (vi) the agreed Gross Asset Value of all actual and deemed distributions of property made to such Member pursuant to this Agreement (net of liabilities secured by such distributed property that the Member is considered to assume or take subject to under Code Section 752); (vii) the amount of liabilities of such Member assumed by the Company; and (viii) Net Losses and any other items of Company deduction and loss allocated to such Member pursuant to
Article 5 and Exhibit A or other provisions of this Agreement; provided,
                                                               --------
however, that no adjustment will be made to a Member's account as a result of a
-------
loan made to the Company (as defined above).

            3.4.2 For purposes of computing the balance in a Member's Capital Account, no credit shall be given for any Capital Contribution that such Member is obligated to or elects to make until such contribution is actually made.

            3.4.3 The book values of the assets of the Company may be adjusted to equal their respective Gross Asset Values, as determined by the Management Committee, as of such times and in such manner as set forth in Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), where such adjustments are necessary or appropriate to reflect the relative Economic Interests of the Members.

            3.4.4 The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such Regulations Section. To the extent such provisions are inconsistent with such Regulations Section or are incomplete with respect thereto, Capital Accounts shall be maintained in accordance with such Regulations Section.

            3.4.5 If a Member Transfers all or part of such Member's Membership Interest in accordance with this Agreement, such Member's Capital Account attributable to the Transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section 1.704-1(b)(2)(iv)(l).

            3.4.6 SPE Sub represents that, immediately prior to the acquisition by LDI Sub of its 50% Membership Interest, SPE Sub and TGSC contributed to the capital of the Company the then-existing balance of any and all outstanding indebtedness of the Company owed to them. In connection with such Capital Contribution, and in accordance with Regulations Section 1.704-1(b)(2)(iv)(f), SPE Sub and TGSC caused the Company to adjust their respective Capital Accounts to reflect a revaluation of the Gross Asset Values of the Company assets to the Fair Market Values of such assets as of such date. The Members agree that, except as otherwise provided under the Code or Regulations, the aggregate net value of the Company assets for this purpose shall be Five Hundred Fifty Million Dollars ($550,000,000), which value is based upon the purchase price of the 50% Membership Interest acquired by LDI Sub.

     3.5  No Interest. Except as specifically provided otherwise in this
          -----------
Agreement, no Member shall be entitled to receive any interest or any payment in respect thereof on its Capital Contributions.

     3.6  Capital Account Deficit. No Member shall be required to contribute any
          -----------------------
additional capital to the Company to restore a deficit balance in such Member's Capital Account, including, without limitation, upon liquidation of the Company pursuant to Section 12.5 or otherwise.

     3.7  Percentage Interests. Except as adjusted in accordance with the terms
          --------------------
of Section 3.2, Section 3.3 and Article 8 hereof, each Member's percentage of the outstanding Membership Interests in the Company ("Membership Interest Percentage") shall not be adjusted as a result of Capital Contributions or loans made by any Member. The initial Membership Interest Percentage of each Member shall be as follows:

                         LDI Sub         50%
                         SPE Sub       49.5%
                         TGSC           0.5%

                                  ARTICLE 4.

                                 DISTRIBUTIONS

     4.1  Cash Distributions.  Subject to the terms of the Company's credit
          ------------------
facilities or any subordination agreements, if any, all of the Company's Distributable Cash shall be distributed in cash within 30 days following the end of each calendar quarter, commencing after two consecutive calendar quarters of positive cash flow, in the following order of priority:

          (A) First, to all Members to pay, on a Pro Rata basis based upon the principal loan balances outstanding, the outstanding balance of any loans made to the Company by the Members (including accrued but unpaid interest), except to the extent such loans, including the Interim Loan, provide for different payment terms, until such time as all loans made to the Company by Members (plus any interest accrued thereon) are paid in full;

          (B)  Thereafter, Pro Rata to the Members.

     4.2  No Return of Capital Contribution. No Member shall be entitled to a
          ---------------------------------
return of its Capital Contribution except in accordance with this Article 4 or
Article 12.

     4.3  Withholding Tax. Any withholding tax required by law to be withheld by
          ---------------
the Company with respect to a Member shall be treated as a distribution to such Member.

     4.4  Distribution of Proceeds of Liquidation. The net cash proceeds
          ---------------------------------------
resulting from the dissolution of the Company shall be distributed and applied in the manner and order of priority set forth in Article 12.

     4.5  Form of Distribution. A Member, regardless of the nature of the
          --------------------
Member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than cash. No Member may be compelled to accept from the Company a distribution of any asset in kind.

     4.6  Return of Distributions. Except for distributions made in violation of
          -----------------------
the Delaware Act or this Agreement, no Member shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company. The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

                                  ARTICLE 5.

                       ALLOCATIONS OF PROFITS AND LOSSES

     5.1  Allocation of Net Profits. Except as otherwise provided in this
          -------------------------
Article 5, Net Profits shall be allocated (a) first, to the Members in proportion to and to the extent by which (i) the cumulative Net Losses allocated to the Members pursuant to Section 5.2 hereof for all prior Fiscal Years exceeds
(ii) the cumulative Net Profits allocated to the Members pursuant to this
Section 5.1(a) for all prior Fiscal Years, to be charged back to the Members proportionately in the reverse order of priority by which such Net Losses were allocated; and (b) thereafter to each of the Members in accordance with their respective Membership Interest Percentage.

     5.2  Allocation of Net Losses.
          ------------------------

          5.2.1  General Allocations. Except as provided in Section 5.2.2, or as
                 -------------------
otherwise provided in this Article 5, Net Losses shall be allocated (a) first, to the Members in proportion to and to the extent by which (i) the cumulative Net Profits allocated to the Members pursuant to Section 5.1 hereof for all prior Fiscal Years exceeds (ii) the cumulative Net Losses allocated to the Members pursuant to this Section 5.2.1(a) for all prior Fiscal Years, and (b) thereafter to each of the Members in accordance with their respective Membership Interest Percentage.

          5.2.2  Limitations on Net Losses. Net Losses allocated pursuant to
                 -------------------------
Section 5.2.1 shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have an, or to increase an existing, Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Net Losses pursuant to Section 5.2.1 hereof, the limitation set forth in this Section 5.2.2 shall be applied on a Member-by-

Member basis so as to allocate the maximum permissible Net Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations. All Net Losses in excess of the limitation set forth in this Section 5.2.2 shall be allocated to the other Members in proportion to their Membership Interest Percentage.

     5.3  Transfers. If there is a change in Members or in the respective
          ---------
Membership Interest Percentages or in the respective rights or duties appurtenant to Membership Interests (caused, for example, by an admission of a new Member), allocations under this Article 5 for a taxable year among the Persons who are or were Members shall be made in the manner determined to be required under the Code and, if more than one method is determined to be permitted, then by the method selected as Approved by the Management Committee, taking into account both the principles of substantial fairness and convenience of administration.

     5.4  Special Allocations.  Provisions with respect to special and curative
          -------------------
allocations, non-recourse liabilities and Section 704(c) principles of the Regulations are set forth on Exhibit A hereto.

                                  ARTICLE 6.

                                    MEMBERS

     6.1  No Personal Liability. Except as provided in the Delaware Act, no
          ---------------------
Member or any Member Representative shall be personally liable for any debts, liabilities, or obligations of the Company.

     6.2  Admission of New Members and Permitted Transferees. (a) Subject to
          --------------------------------------------------
Section 6.2.1, new Members shall be admitted to the Company only with the Approval of the Management Committee. The new Member shall be admitted upon such terms and conditions as are Approved by the Management Committee which are consistent with this Agreement, the Certificate, the Delaware Act, and any applicable provision of law or rule of a governmental agency or self-regulating organization which has jurisdiction over the business of the Company. Any new Members shall obtain Membership Interests and shall participate in the management, Net Profits, Net Losses, and distributions of the Company on such terms and with such amendments to this Agreement as are Approved by the Management Committee in accordance with the provisions of Section 7.5.

          (b) A Permitted Transferee will be admitted as a substitute Member if the Transfer to the Permitted Transferee is made in compliance with all of the requirements of Article 8 (including, but not limited to, the requirement that such Permitted Transferee becomes a party to this Agreement) and the Permitted Transferee complies with all of the terms of this Agreement applicable to it related to the Transfer. In the event Permitted Transferees are admitted to the Company as substitute Members, amendments may be made to this Agreement, but only if Approved by the Management Committee in accordance with the provisions of Section 7.5.

          6.2.1  Preemptive Rights. (a)  If the Company proposes to issue, grant
          ------------------------
or sell additional Membership Interests or securities convertible or exchangeable into additional Membership Interests, then the Company shall first notify each Member of the material terms of such proposed issuance (such notice, a "Company Issuance Notice"). The Company shall then permit each Member to make a cash contribution to the Company on the same terms and in such amounts as would enable each Member to maintain up to the same Membership Interest Percentage in the Company following such issuance as it held immediately prior to such issuance. Each Member shall have thirty (30) days after the delivery of any Company Issuance Notice to elect by written notice to the Company to exercise its rights under this Section 6.2.1. The cash contribution shall be due at the same time as the closing of such issuance.

          (b) The provisions of this Section 6.2.1 shall not apply to (i) the grant of rights to purchase Membership Interests pursuant to an employee membership interest incentive plan, employee membership interest purchase plan, or similar benefit program or agreement, which is Approved by the Management Committee; (ii) the issuance of Membership Interests upon the exercise of any of the employee incentives specified in clause (i) above; (iii) the issuance of any Membership Interests in order to effect any merger, consolidation or other acquisition of any Person, business, division or assets outside the ordinary course of business, which merger, consolidation or other acquisition has been Approved by the Management Committee; and (iv) the issuance of Membership Interests in connection with strategic business combinations or other similar transactions, as Approved by the Management Committee. Any issuance of Membership Interests, other than grants and issuances pursuant to clauses (i) and (ii), shall be made for consideration with a value no less than the Fair Market Value, as of the date of issuance and as Approved by the Management Committee, of such Membership Interests.

          (c) The benefits and rights of this Section 6.2.1 shall only be available to a Member if, at the time of the proposed issuance of additional Membership Interests, the Membership Interest Percentage of its Member Group is at least 15%.

     6.3  Withdrawals. No Member may withdraw from the Company, except in
          -----------
accordance with the terms of this Agreement.

     6.4  Competing Activities. Each Member acknowledges that the other Members
          --------------------
and the Affiliates of such Members own and/or manage other businesses, including businesses that may compete with the Company and for the time of the Members and the Members' Member Representatives. Except as specifically provided for in Sections 6.4.2, 6.4.3, 6.4.4, 6.4.5 and 6.6, and without any accountability to the Company or to any Member:

          6.4.1 Each Member and its Affiliates, and their respective officers, directors, shareholders, partners, members, agents, and employees, and each Member Representative designated by such Member (collectively, a "Corporate Opportunities Group"), shall not in any way be prohibited from or restricted in engaging or investing in, independently or with others, any business opportunity of any type or description, including, without limitation, those business opportunities that might be the same or similar to the Company's business;

          (a) Neither the Company nor any Member or such Member's Corporate Opportunities Group shall have any right in or to such other business opportunities of any other Member or such other Member's Corporate Opportunities Group or to the income or proceeds derived therefrom;

          (b) No Member or its Corporate Opportunities Group shall be obligated to present any such business opportunities to the Company or any other Member or such other Member's Corporate Opportunities Group, even if such opportunity is of the character that, if presented to the Company, could be taken by the Company, or if presented to the other Member or such other Member's Corporate Opportunities Group, could be taken by such Persons;

          (c) Each Member and its Corporate Opportunities Group shall have the right to hold any such business opportunity for its own account or to recommend such opportunity to Persons other than the Company, any other Member or any Person in such other Member's Corporate Opportunities Group; and

          (d) No Member or its Corporate Opportunities Group shall be liable to the Company, any other party to this Agreement or any of such party's Affiliates, for breach of any fiduciary duty in connection with any such business opportunity not presented to the Company, any other party to this Agreement or any of such party's respective Affiliates, or in connection with any such business opportunity pursued by such Person.

          6.4.2  International Business Opportunities.
                 ------------------------------------

          (a) None of SPE, SPE Sub, LDI or LDI Sub shall directly, or indirectly through their respective Controlled Affiliates: (i) invest or acquire an equity interest in any Person whose principal business (where "principal business" means in excess of 25% of either (1) the annual revenues of such Person or (2) the Fair Market Value of such Person's business or assets) is derived from engaging in, owning, managing or operating a cable television or satellite television programming network (as such term is customarily understood in the cable and satellite television industries) (a "Programming Network") whose programming and content (x) is distributed to viewers located outside the Company Territories over one or more types of Covered Systems and (y) consists of an average of 12 or more hours of non-contemporaneous interactive or non-interactive linear video game show programming per calendar day (averaged over the three (3) month period of time preceding the date of the offer to the Company contemplated herein) which is produced or targeted to viewers located outside the Company Territories (an "External International Business"), or (ii) create or establish a new business or expand an existing business (whether or not operated through a separate legal entity or as part of a larger corporation or other entity) which operates, or is expected to operate in accordance with a business plan, a Programming Network whose programming and content (x) is distributed to viewers located outside the Company Territories over one or more types of Covered Systems and (y) consists of, or is proposed to consist of, an average of 12 or more hours of non-contemporaneous interactive or non-interactive linear video game show programming per calendar day (averaged, if applicable, over the three (3) month period of time preceding the date of the offer to the Company contemplated herein) which is produced or targeted to viewers located outside the Company Territories (an "Internal International Business", and with an External International Business, collectively referred to as a "Restricted International Business"), unless such Person (referred to herein as the "Investing P arty") shall offer the Restricted International Business to the Company as provided herein. Notwithstanding anything to the contrary contained herein, it shall not be a Restricted International Business
(w) if the Investing Party is making an investment in a publicly traded company through open market purchases of publicly traded securities in the public securities markets, up to an amount not to exceed five percent (5%) of the outstanding securities of such company, (x) if the principal business of the business is the development, production and licensing to third parties of interactive or non-interactive linear video game show programming, or (y) if the principal business of the business is the production, creation and licensing to third parties of interactive versions of non-interactive linear video game show programming. In determining the number of total programming hours, an hour of linear video television game show programming will be considered to constitute such game show programming and customary amounts of commercials and other promotional announcements during such programming. For purposes of this Section 6.4.2(a), hours of programming are "non-contemporaneous" if they are made available by the Programming Network during different hours within a single 24 hour period. The existence of the SPE subsidiary, Game Show Network Gmbh, on the date hereof shall not preclude the obligation of SPE hereunder to offer Game Show Network Gmbh to the Company at the time, if ever, that it meets the definition of a Restricted International Business.

          (b) The Investing Party shall, in a writing to the Management Committee, provide the Company with the nature and the terms of the proposed transaction regarding the Restricted International Business and upon receipt of such writing the Management Committee shall have thirty (30) days to decide whether the Company should pursue the Restricted International Business itself. If the Company elects to pursue the Restricted International Business within such time period, the Company shall be entitled to pursue such Restricted International Business on its own or in any combination with LDI and SPE, provided that should the Company elect to have LDI and SPE participate, each shall be afforded the opportunity to participate in such Restricted International Business by acquiring up to its Pro Rata equity interest as between each other (calculated based on the aggregate Membership Interest Percentage held by each of the SCA Controlled Affiliate Group or the LMC Controlled Affiliate Group) and on a pari passu basis with the other.

          (c) At the end of such thirty (30) day period referred to in (b), if the Management Committee has not notified the Investing Party in writing of the Company's decision to pursue the Restricted International Business, then the Investing Party shall, in a writing, offer LDI or SPE, as applicable (the "Other Party") the opportunity to participate in the Restricted International Business by acquiring up to its Pro Rata equity interest as between each other (calculated based on the aggregate Membership Interest Percentage held by each Controlled Affiliate Group) and on a pari passu basis with the Investing Party (provided, however, that if the Other Party does not invest equally with the Investing Party, then the material terms (including, but not limited to, per investment unit price and with respect to an investment in the same class of securities, liquidation rights and preferences) shall be equal, but other terms may be different to the extent equitable to reflect different levels of investment); provided, however, that if the Investing Party's investment is in the form of non-cash consideration, the Other Party shall contribute in cash an amount equal to the Fair Market Value of such non-cash consideration (adjusted proportionally to reflect the Other Party's investment level) (as mutually agreed upon by the parties); provided, further, that if the Investing Party's
                             --------  -------
investment is in the form of non-cash consideration, the Investing Party shall make such investment in the Restricted International Business through a wholly-owned subsidiary in which the Other Party shall invest. If the parties cannot mutually agree upon the Fair Market Value of such non-cash consideration, the Other Party shall contribute in cash an amount equal to the Appraised Price of such non-cash consideration (adjusted proportionally to reflect the Other Party's investment level); provided, however, that with respect to any non-cash consideration that consists of publicly traded securities, the Fair Market Value of such publicly traded securities shall be determined as set forth in Section
1.52. Upon receipt of the offer from the Investing Party, the Other Party shall have thirty (30) days to decide whether to participate in the Restricted International Business. The Other Party shall be entitled to accept such offer or, if reasonably acceptable to the Investing Party, elect to participate at a level of ownership which is less than its Pro Rata interest (as calculated herein). If the Other Party accepts such offer, the Other Party may invest in the Restricted International Business directly or through any Controlled Affiliate. If at the end of such thirty (30) day period referred to in (b), the Other Party has failed to notify the Investing Party of its decision, or has notified the Investing Party that it declines to participate, the Investing Party shall be free to engage in such Restricted International Business; provided, that, (i) the extent to which the Investing Party shall be entitled to
--------  ----
invest in or engage in such Restricted International Business shall be based upon substantially the scope and material terms of the opportunity offered to the Company and the Other Party, (ii) the terms upon which such Investing Party will be entitled to invest in or engage in the Restricted International Business shall be limited to the material terms originally offered by it to the Other Party and (iii) if the Investing Party does not invest in or engage in such Restricted International Business within 12 months of the date of the rejection of such initial offer by the Other Party, such Investing Party shall be required to comply again with the foregoing provisions.

          (d) In the event the Investing Party and/or Other Party elect to engage in such Restricted International Business, the Electing Party (as defined below) shall be entitled to require the Company, subject to any contractual limitations to which the Company is subject, including, but not limited to, any such limitations provided for in the Distribution Agreement, to license, on a nonexclusive basis (or, at the Company's sole option, on an exclusive basis), relevant portions of the Company's linear video game show programming library and its related formats to such Restricted International Business. The term "Electing Party" as used in this Section 6.4.2(d) shall mean (i) the Investing Party or the Other Party electing to participate so long as such party beneficially owns not less than 33% of such

Restricted International Business or (ii) the Investing Party and the Other Party so long as they beneficially own in the aggregate not less than 33% of such Restricted International Business and mutually agree to such licensing. The terms and conditions of such license shall be at market rates and otherwise no more favorable to the Person engaged in such Restricted International Business than the terms provided by the Company to an unaffiliated third party. In the event the Investing Party and/or Other Party elect to engage in such Restricted International Business, the Electing Party shall be entitled to require the Company to enter into good faith discussions with the Restricted International Business to discuss the licensing on market terms and conditions, on a nonexclusive basis (or, at the Company's sole option, on an exclusive basis) of interactive technology and intellectual property rights related to the linear video game show programming library of the Company (other than the Company's name, logo and affiliated marks) to such Restricted International Business. Notwithstanding the foregoing, to the extent any of the intellectual property rights referenced in this Section are not licensed to, or legally used or exploited by Persons other than the Company or its wholly-owned subsidiaries (the "Company Internal IP Rights") then there shall be no obligation by the Company to license such Company Internal IP Rights, or enter into discussions regarding such Company Internal IP Rights, until such time as the Company or its wholly-owned subsidiaries license such Company Internal IP Rights to third parties, at which point the Company Internal IP Rights shall be offered to the Restricted International Business as provided herein.

               (i) The Company may require the Electing Party to cause the Restricted International Business, to the extent the Electing Party has the power to do so, to enter into good faith discussions with the Company to discuss the licensing on market terms and conditions, on a nonexclusive basis (or, at the Restricted International Business' sole option, on an exclusive basis), of interactive technology and intellectual property rights related to the linear video game show programming library of the Restricted International Business (other than the Restricted International Business' name, logo and affiliated marks) to the Company. Notwithstanding the foregoing, to the extent any intellectual property rights referenced in this Section are not licensed to, or legally used or exploited by Persons other than the Restricted International Business or its wholly-owned subsidiaries (the "Restricted International Business Internal IP Rights") then there shall be no obligation by the Electing Party to cause the Restricted International Business to license such Restricted International Business Internal IP Rights, or enter into discussions regarding such Restricted International Business Internal IP Rights, until such time as the Restricted International Business or its wholly-owned subsidiaries licenses such Restricted International Business Internal IP Rights, at which point the Restricted International Business Internal IP Rights shall be available to the Company as provided herein.

          (e)  Prior to the termination of this Section 6.4.2 under subsection
(f) below, if an Investing Party acquires an interest or creates or establishes a new business which at such time of acquisition or creation is not deemed a Restricted International Business (and therefore was not offered to the Company and/or the Other Party as provided herein), if at such time as the business later meets the test of a Restricted International Business, then (a) if the Investing Party does not Control such Restricted International Business, the Investing

Party need not offer the Restricted International Business opportunity to the Company as provided herein; or (b) if the Investing Party does Control such Restricted International Business, the Investing Party shall offer the Company (and if applicable, the Other Party) the Restricted International Business opportunity in accordance with this Section 6.4.2. The value of the Restricted International Business for purposes of this Section shall be the Fair Market Value as mutually agreed upon by the parties; provided, that if the Restricted International Business is a publicly traded company, the value shall be determined as set forth in Section 1.52 for publicly traded securities. If the parties cannot mutually agree on the Fair Market Value of the Restricted International Business, the parties shall cause the Restricted International Business to be Appraised within the time periods and pursuant to the procedures set forth in Section 1.9.

               (f) This Section 6.4.2 shall terminate, and all obligations and rights hereunder shall terminate on the earlier to occur of (a) the fourth anniversary of the Closing Date or (b) the date that the aggregate Membership Interest Percentage held by either Controlled Affiliate Group is less than 25%; except, however, where the right to participate in a Restricted International Business opportunity has accrued prior to such termination and provided that agreements entered into prior to termination or post-termination pursuant to rights accruing hereunder prior to such termination shall continue to be effective in accordance with their terms.

               6.4.3  Domestic Business Opportunity.
                      -----------------------------

               (a) None of SPE, SPE Sub, LDI or LDI Sub shall, directly or indirectly through their respective Controlled Affiliates: (i) invest in or acquire an equity interest in any Person whose principal business (where "principal business" means in excess of 80% of either (1) the annual revenues of such Person or (2) the Fair Market Value of such Person's business or assets) is derived from engaging in, owning, managing or operating a Programming Network whose programming and content (x) is distributed to viewers located inside the Company Territories over one or more types of Covered Systems and (y) consists of an average of 18 or more hours of non-contemporaneous interactive or non-interactive linear video game show programming per calendar day (averaged over the three (3) month period of time preceding the date of the offer to the Company contemplated herein) which is produced or targeted to English speaking viewers located inside the Company Territories (an "External Domestic Business"), or (ii) create or establish a new business or expand an existing business, other than the Company (whether or not operated through a separate legal entity or as part of a larger corporation or other entity) which operates, or is expected to operate in accordance with a business plan, a Programming Network whose programming and content (x) is distributed to viewers located inside the Company Territories over one or more types of Covered Systems and (y) consists of an average of 18 or more hours of non-contemporaneous interactive or non-interactive linear video game show programming per calendar day (averaged, if applicable, over the three (3) month period of time preceding the date of the offer to the Company contemplated herein) which is produced or targeted to English speaking viewers located inside the Company Territories (an "Internal Domestic Business", and with an External Domestic Business, collectively referred to as a "Restricted Domestic Business"), unless the Investing Party shall offer the Restricted Domestic Business to the Company as provided herein. Notwithstanding anything to the contrary contained herein, it shall not be a Restricted Domestic Business (v) if the business is not substantially similar to the business of the Company as it is being conducted on the date of this Agreement, (w) if the Investing Party is making an investment in a publicly traded company through open market purchases of publicly traded securities in the public securities markets, up to an amount not to exceed five percent (5%) of the outstanding securities of such company, (x) if the principal business of the business is the production and licensing to third parties of interactive or non-interactive linear video game show programming, or (y) if the principal business of the business is the production, creation and licensing to third parties of interactive versions of non-interactive linear video game show programming. In determining number of total programming hours, an hour of linear video television game show programming will be considered to constitute such game show programming and customary amounts of commercials and other promotional announcements during such programming. For purposes of this Section 6.4.3(a), hours of programming are "non-contemporaneous" if they are made available by the Programming Network during different hours within a single 24 hour period.

               (b) The Investing Party shall, in writing to the Management Committee, provide the Company with the nature and the terms of the proposed transaction and upon receipt of such writing the Management Committee shall have thirty (30) days to consider the transaction and to decide whether the Company should pursue the Restricted Domestic Business itself. If the Company elects to pursue the Restricted Domestic Business within such time period, the Company shall be entitled to pursue such Restricted Domestic Business on its own or in any combination with LDI and SPE, provided that should the Company elect to have LDI and SPE participate in such Restricted Domestic Business, each shall be afforded the opportunity to participate in such Restricted Domestic Business by acquiring up to its Pro Rata equity interest as between each other (calculated based on the aggregate Membership Interest Percentage held by each of the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group) and on a pari passu basis with the other.

               (c)  At the end of such thirty (30) day period referred to in
(b), if the Management Committee has not notified the Investing Party in writing of the Company's decision to pursue the Restricted Domestic Business, then the Investing Party shall, in a writing, offer to the Other Party the opportunity to participate in the Restricted Domestic Business up to its Pro Rata equity interest as between each other (calculated based on the aggregate Membership Interest Percentage held by each Controlled Affiliate Group) and on a pari passu basis with the Investing Party (provided, however, that if the Other Party does not invest equally with the Investing Party, then the material terms (including, but not limited to, per investment unit price and with respect to an investment in the same class of securities, liquidation rights and preferences) shall be equal, but other terms may be different to the extent equitable to reflect different levels of investment); provided, however, that if the Investing Party's investment is in the form of non-cash consideration, the Other Party shall contribute in cash an amount equal to the Fair Market Value of such non-cash consideration (adjusted proportionally to reflect the Other Party's investment level) (as mutually agreed upon by the parties); provided, further,
                                                            --------  -------
that if the Investing Party's investment is in the form
of non-cash consideration, the Investing Party shall make such investment in the Restricted International Business through a wholly-owned subsidiary, in which the Other Party shall invest. If the parties cannot mutually agree upon the Fair Market Value of such non-cash consideration, the Other Party shall contribute in cash an amount equal to the amount of the Appraised Price of such non-cash consideration (adjusted proportionally to reflect the Other Party's investment level); provided, however, that with respect to any non-cash consideration that consists of publicly traded securities, the Fair Market Value of such publicly traded securities shall be determined as set forth in Section 1.52. Upon receipt of the offer from the Investing Party, the Other Party shall have thirty (30) days to decide whether to participate in the Restricted Domestic Business. The Other Party shall be entitled to accept such offer or, if reasonably acceptable to the Investing Party, elect to participate at a level of ownership which is less than its Pro Rata basis. If the Other Party accepts such offer, the Other Party may invest in the Restricted Domestic Business directly or through any Controlled Affiliate. If at the end of such thirty (30) day period referred to in (b), the Other Party has failed to notify the Investing Party of its decision, or has notified the Investing Party that it declines to participate, the Investing Party shall be free to engage in such Restricted Domestic Business; provided, that, (i) the extent to which the Investing Party shall be
          --------  ----
entitled to invest in or engage in such Restricted Domestic Business shall be based upon substantially the scope and material terms of the opportunity offered to the Company and the Other Party, (ii) the terms upon which such Investing Party will be entitled to invest in or engage in the Restricted Domestic Business shall be limited to the material terms originally offered by it to the Other Party and (iii) if the Investing Party does not invest in or engage in such Restricted Domestic Business within 12 months of the date of the rejection of such initial offer by the Other Party, such Investing Party shall be required to comply again with the foregoing provisions.

               (d) Prior to the termination of this Section 6.4.3 pursuant to subsection (e) below, if an Investing Party acquires an interest or creates or establishes a new business which at such time of acquisition or creation is not deemed a Restricted Domestic Business (and therefore was not offered to the Company and/or the Other Party as provided herein), if at such time as the business later meets the test of a Restricted Domestic Business, then (a) if the Investing Party does not Control such Restricted Domestic Business, the Investing Party need not offer the Restricted Domestic Business opportunity to the Company as provided herein; or (b) if the Investing Party does Control such Restricted Domestic Business, the Investing Party shall offer the Company (and if applicable, the Other Party) the Restricted Domestic Business opportunity in accordance with this Section 6.4.3. The value of the Restricted Domestic Business for purposes of this Section shall be the Fair Market Value as mutually agreed upon by the parties; provided that if the Restricted Domestic Business is a publicly traded company, the value of the Restricted Domestic Business shall be determined as set forth in Section 1.52 for publicly traded securities. If the parties cannot mutually agree on the Fair Market Value of the Restricted Domestic Business, the parties shall cause the Restricted Domestic Business to be Appraised within the time periods and pursuant to the procedures set forth in
Section 1.9.

               (e) This Section 6.4.3 shall terminate, and all obligations and rights with respect to Restricted Domestic Business opportunities shall terminate, on the earlier to occur of (a) the fourth anniversary of the Closing Date or (b) the date that the aggregate Membership Interest Percentage held by either of the Controlled Affiliate Groups is less than 25%, except, however, where the right to participate in a Restricted Domestic Business has accrued prior to such termination and provided that agreements entered into prior to termination or post-termination pursuant to rights accruing hereunder prior to such termination shall continue to be effective in accordance with their terms.

          6.4.4  International Distribution. (a) In the event that (i) the
                 --------------------------
Company notifies LDI, LDI Sub, SPE and SPE Sub in writing that it has determined to expand the distribution (through any Covered System) of its television game show programming to areas located outside of the Company Territories or (ii) an Investing Party has consummated a transaction relating to a Restricted International Business following its compliance with Section 6.4.2 and the Other Party's determination not to participate, the Investing Party beneficially owns not less than 33% of such Restricted International Business, and the Investing Party has provided written notification of its desire to negotiate agreements pursuant to this Section 6.4.4, then (x) each of LDI and LDI Sub will, and each will use its reasonable best efforts to cause LMC to, and (y) each of SPE and SPE Sub will, and each will use its reasonable best efforts to cause Sony Corporation to, make reasonable efforts to negotiate with the Company or the Investing Party, as applicable, to establish mutually acceptable agreements on market terms and conditions, pursuant to which LMC or Sony Corporation, as applicable, would provide to the Company or such Restricted International Business such support, distribution, services or other benefits as mutually agreed. Provided the parties have used their reasonable best efforts with respect to the obligations set forth in the preceding sentence, if no negotiations with respect to such agreements have begun within fifteen (15) days from notice by the Company or the Investing Party, as applicable, the obligations of the parties with respect to that opportunity under this Section shall terminate.

          (b) This Section 6.4.4 shall terminate, and all obligations and rights thereunder shall terminate, on the earlier to occur of (i) the fourth anniversary of the Closing Date or (ii) the date on which the aggregate Membership Interest Percentage held by either of the Controlled Affiliate Groups is less than 25%.

          6.4.5  Additional Programming.
                 ----------------------

          (a) To the extent that (i) SPE or SPE Sub or (ii) LDI or LDI Sub, or their respective Controlled Affiliates after the Closing Date (an "Acquiring Party") develops, produces, licenses and/or otherwise acquires actual control of linear video game show programming and obtains the right to license such programming to third parties for exhibition in the "cable window" (as such term is commonly understood in the cable and satellite industry and which term shall specifically exclude broadcast television, broadcast syndication, pay-per-view, video on demand, and higher price pay services similar to HBO or Showtime ("Premium Pay TV")) to viewers located in the Company Territories (the "New Game Show Programming"), then the Acquiring Party shall, to the extent reasonably practicable and subject to existing contractual restrictions relating to its license rights, offer the New Game Show Programming to the Company on a non-exclusive basis (or at the

Acquiring Party's sole option, on an exclusive basis) for purposes of the Company's exhibition of such programming in the cable window in accordance with the procedures set forth in this Section 6.4.5; provided that the parties mutually agree on the licensing terms following good faith negotiations. Actual control for purposes of this Section 6.4.5 does not include the acquisition (i) by cable operators or direct broadcast satellite services which are Controlled Affiliates of SPE, SPE Sub, LDI or LDI Sub, as applicable, of rights to distribute programming or (ii) of control by an Acquiring Party over the right to license interactive elements or content not in conjunction with linear video programming. Further, notwithstanding the above, to the extent (x) the Acquiring Party acquires actual control of such programming for purposes of distribution only over broadcast television, broadcast syndication, pay-per-view, video on demand or Premium Pay TV, or (y) the Acquiring Party acquires actual control over the interactive elements and content of such programming only, or (z) the Acquiring Party has been engaged by a third party to create, develop and/or produce such New Game Show Programming ((x), (y) and (z) are collectively referred to as the "NGSP Exclusions"), then the Acquiring Party shall have no obligation to offer to license such programming to the Company pursuant hereto.

     Upon the acquisition of the New Game Show Programming, the Acquiring Party shall offer to license such programming to the Company pursuant to an Offer Notice as provided for in Section 6.4.5(b) below, subject to existing contractual restrictions, on market terms and conditions to be mutually agreed on an arm's length basis; provided, that such terms and conditions, taken as a
                          --------
whole, shall be no less favorable to the Company than the terms and conditions upon which the Acquiring Party then licenses similar programming to unaffiliated third parties; provided, further, that the obligation to provide such
               --------  -------
programming shall be subject to the expiration or termination of any agreements relating to the distribution of such programming which were in effect prior to the Acquiring Party obtaining actual control over the disposition of such programming. In connection with any such acquisition of control over such programming rights, the Acquiring Party shall use its commercially reasonable efforts (which efforts shall not include the payment of more than market rates) to acquire (and offer to license to the Company together with such programming) such rights as are reasonably necessary to provide interactive functions for such programming. The provisions of this Section 6.4.5 shall not apply to any programming or license rights acquired as part of a Restricted Domestic Business or Restricted International Business that the Company determined not to pursue.

          (b) In the event the terms and conditions of subsection (a) above are met, then the Acquiring Party shall deliver a written notice to the Company (the "Offer Notice") which such Offer Notice shall include:

               (i) the title of the series the Acquiring Party offers to license;

               (ii) how many (and which, if less than all) episodes of the series the Acquiring Party offers to license;

               (iii) the availability date for the Company's exhibition of the applicable episodes of the series;

               (iv) a list of the guilds and/or unions to which the episodes are subject as well as a summary of the contractual restrictions applicable to the episodes, if any;

               (v)    the interactive rights available for the series;

               (vi) materials describing the series, including, if available, a video tape of an episode;

               (vii)  the proposed license fees per episode; and

               (viii) the term of the license and the number of exhibition days per episode being offered.

The Company shall have thirty (30) days from receipt of the Offer Notice to negotiate with the Acquiring Party with respect to licensing the New Game Show Programming. During this time period, the parties shall be required to negotiate in good faith. If after such thirty (30) day period the parties have not entered into an agreement with respect to licensing the New Game Show Programming, then the Acquiring Party shall be free to use or license the use of the New Game Show Programming in any way it determines.

          (c) At such time as the aggregate Membership Interest Percentage held by either of the Controlled Affiliate Groups is less than 25%, this Section
6.4.5 shall terminate and all obligations and rights thereunder shall terminate; provided, however, that an Acquiring Party shall be required to offer any New Game Show Programming to the Company that was acquired while the aggregate Membership Interest Percentage held by each of the Controlled Affiliate Groups was 25% or more.

     6.5  Intentionally omitted.
          ---------------------

     6.6  Additional Intellectual Property Rights/Company Intellectual Property.
          ---------------------------------------------------------------------

          6.6.1 During the period commencing on the Closing Date and ending on the date the Membership Interest Percentage held by either of the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group is less than 25% (such period, the "IP Participation Period"), each of SPE and LDI will, respectively, (i) notify the Company on a quarterly basis as to any rights to material Intellectual Property (which for purposes of this Section 6.6 shall not include New Game Show Programming or the NGSP Exclusions) (A) which has been developed, produced, or licensed by it or its Controlled Affiliates and/or (B) to which it or its Controlled Affiliates has acquired actual control, (C) which subject to existing contractual limitations is then capable of being licensed and (D) which, in its reasonable judgment, based upon the participation of its Member Representatives in the business of the Company through the Management Committee and their knowledge of Intellectual Property developed by SPE or LDI, as applicable, is reasonably likely to be useful in or necessary to the Company's business as then being conducted ("Additional IP Rights") and (ii) to the extent practicable, offer to license such Additional IP Rights to the Company on a non-exclusive basis (or, at SPE or LDI's, as applicable, sole option, on an exclusive basis) on market terms and conditions, subject to any existing contractual restrictions, provided, that the parties shall have no obligation to come to an agreement. Actual control for purposes of this Section 6.6.1 shall mean the right to license or sublicense such Additional IP Rights to the Company. Further, notwithstanding the above, to the extent SPE or LDI, or any of their Controlled Affiliates, are engaged by a third party to produce, create and/or develop Intellectual Property, then SPE, LDI and their Controlled Affiliates shall have no obligation to offer to license such Intellectual Property to the Company pursuant hereto.

          (a) Notwithstanding anything to the contrary set forth herein, to the extent SPE or LDI, or any of their respective wholly-owned subsidiaries, develop Intellectual Property which is not licensed to Persons other than SPE, LDI, or their respective wholly-owned subsidiaries, as applicable ("Internal IP Rights") then there shall be no obligation hereunder to notify the Company about such Internal IP Rights or to license such Internal IP Rights to the Company until such time as SPE, LDI or their wholly-owned subsidiaries, as applicable, licenses, such Internal IP Rights to Persons other than SPE, LDI or their wholly-owned subsidiaries, as applicable, at which point the Internal IP Rights shall become subject to the requirements of this Section 6.6.1.

          (b) To the extent the Company independently develops or acquires rights in Intellectual Property which may potentially infringe the Internal IP Rights of SPE or LDI, SPE or LDI, as applicable, shall attempt in good faith to negotiate an appropriate license on market rates and terms for the Internal IP Rights. If the parties cannot come to an agreement on such license within forty-five (45) days from the date the Company is notified by SPE or LDI of the potential infringement, SPE or LDI (or their Controlled Affiliates), as applicable, may bring an action against the Company to protect the Internal IP Rights. In such action, the parties agree that no damages for use of the Internal IP Rights prior to the expiration of the 45-day negotiating period provided for herein may be sought nor may any damages related to any such use be awarded in such action; rather, it will be deemed that for such use (including the 45-day negotiating period provided for herein) the Company had a royalty-free license to use such Internal IP Rights.

          6.6.2 This Section 6.6 shall terminate, and all obligations and rights hereunder shall terminate on the date on which the aggregate Membership Interest Percentage held by either the SCA Controlled Affiliate Group or the LMC Controlled Affiliate Group is less than 25%.

          6.6.3 The Company shall have ninety (90) days from receipt of any notice of Additional IP Rights to negotiate a license for such Additional IP Rights. In the event the Company elects to accept such offer, SPE and LDI each agree (and each of SPE and LDI agrees to cause its wholly-owned subsidiaries) to negotiate in good faith and in accordance with the other terms and conditions of this Section 6.6 the terms and conditions of an appropriate license relating to such Additional IP Rights. Notwithstanding anything to the contrary herein, if the Additional IP Rights are owned by a Restricted International Business or Restricted Domestic Business which the Company elected to not participate in pursuant to the provisions of Sections 6.4.2 and 6.4.3, respectively, then this Section 6.6 shall not apply with respect to such Additional IP Rights and the Company shall have no rights to such Additional IP Rights. Further, if the Company and SPE or LDI, as applicable, do not agree to the terms of the licensing for the Additional IP Rights during such 90-day period despite the good faith compliance by Company, SPE and LDI, as applicable, with the terms and conditions of this Section 6.6, then SPE or LDI, respectively, and their Controlled Affiliates, shall be free to use or license the use of the Additional IP Rights in any way they determine.

          6.6.4 Following the Closing, SPE agrees to (i) cooperate with the Company in a review of (x) its Intellectual Property (for purposes of this Section 6.6.4 only, the term "Intellectual Property" shall have the meaning set forth in the Membership Purchase Agreement) and (y) the Intellectual Property owned by SPE and its Controlled Affiliates and used in the Company's current business, (ii) assist the Company in determining whether to continue use of such Intellectual Property and (iii) assist the Company to take such steps as are necessary to protect the rights of the Company in any such Intellectual Property. Notwithstanding anything herein to the contrary, if the Company discovers that, prior to the Closing, it utilized in its business any Intellectual Property owned by or licensed to (with rights to sublicense) SPE or its Controlled Affiliates ("Company Intellectual Property") and (i) no binding right or license exists for the Company to continue using such Company Intellectual Property after the Closing, and (ii) such Company Intellectual Property is material to the Company's business, then the Company will notify SPE in writing of such facts. For a period of ninety (90) days from receipt of such written notice, SPE will, and will cause its Controlled Affiliates to, negotiate in good faith with respect to the entering into of a license agreement with the Company, having commercially reasonable terms and at market rates, for the Company's continued use of the Company Intellectual Property in substantially the same scope of use and manner that it used the Company Intellectual Property prior to the Closing. If after the ninety (90) day period provided for herein, the parties have not reached an agreement, the obligation to negotiate a license agreement with respect to the Company Intellectual Property shall terminate. Notwithstanding the foregoing, in no event shall SPE or its Controlled Affiliates be required or obligated to license to the Company the name "Sony" (or any related name) regardless of whether or not such name was used in the Company's business.

          (a) If the parties cannot come to an agreement on a license for the Company Intellectual Property within the ninety (90) day period set forth herein, SPE (or its Controlled Affiliates) may bring an action against the Company to protect the Company Intellectual Property. In such action, the parties agree that no damages for use of the Company Intellectual Property prior to the expiration of the 90-day negotiating period provided for herein may be sought nor may any damages related to any such use be awarded in such action; rather, it will be deemed that for such use (including the 90-day negotiating period provided for herein) the Company had a royalty-free license to use such Company Intellectual Property.

     6.7  Remuneration to Members; Expenses.  Except as otherwise specifically
          ---------------------------------
provided in this Agreement, no Member shall be entitled to remuneration from the Company or its Controlled Affiliates for acting in the Company business.

     6.8  Members Not Agents.  The Members shall have no power to participate
          ------------------
in the day-to-day management of the Company except as expressly authorized by this Agreement or the Certificate, as expressly required by the Delaware Act or through their participation on the Management Committee. No Member, acting solely in the capacity of a Member, is an agent of the Company nor does any Member, acting solely in the capacity of a Member, have any power or authority to bind or act on behalf of the Company in any way, to pledge its credit, to execute any instrument on its behalf or to render it liable for any purpose.

     6.9  Voting Rights.  Each Member shall have the right to approve or
          -------------
disapprove Company matters as, and to the extent, specifically provided in this Agreement. Except as otherwise specifically provided in this Agreement, all votes, approvals or consents of the Members may be given or withheld, conditioned or delayed as the Members may determine in their sole and absolute discretion.

     6.10 Ownership of Other Assets.  Each Member agrees that its sole business
          -------------------------
shall be the holding of its Membership Interest and matters related thereto and that it shall not have any liabilities, other than those liabilities held in connection with its Membership Interests as contemplated by the terms of this Agreement, nor hold, own or acquire any non-cash assets other than its Membership Interest nor conduct any business other than in connection with this Agreement and its ownership of the Membership Interest; provided, however, that
                                                        --------  -------
the Members acknowledge that TGSC is a wholly owned subsidiary of SPE Sub and the Members agree that the fact that SPE Sub holds TGSC as an asset shall not be a violation of this Agreement.

                                  ARTICLE 7.

                     MANAGEMENT AND CONTROL OF THE COMPANY

     7.1  Manner of Operations.  Subject to the provisions of this Agreement,
          --------------------
including Section 6.4, the Members each agree to act in good faith to operate the Company in a manner designed to maximize the long-term value of the Company as a whole.

     7.2  Management.  Subject to the provisions of this Agreement and the
          ----------
authority of the Management Committee (as hereinafter defined), the day-to-day business, property and affairs of the Company shall be managed, and all day-to-day powers of the Company shall be exercised, by or under the direction of the president and other officers of the Company ("Management"). Without limiting the generality of the foregoing, but subject to the express limitations set forth elsewhere in this Agreement and to any limitations or restrictions imposed by the Management Committee, Management shall have all necessary powers to carry out the purpose of the Company and to manage its day-to-day business, property and affairs. Management shall not take any action in respect of any transaction or matter which requires the Approval of the Management Committee unless such transaction or matter has been so approved.

     7.3  Officers.
          --------

          7.3.1  Appointment of Officers.  Day-to-day management of the
                 -----------------------
operations of the Company shall be delegated to the Management, who will serve at the pleasure of the Management Committee, and who shall operate the Company's business in accordance with the Business Plan and Budget and under the general supervision and direction of the Management Committee; provided, however, that
                                                       --------  -------
the officers shall not have authority to take actions with respect to matters or decisions requiring the Approval of the Management Committee, including with respect to Fundamental Matters, unless such Approval of the Management Committee has been received, and upon any such Approval of the Management Committee such officers shall have only the authority with respect thereto as is reasonably necessary to carry out the decision of the Management Committee or as directed by the Management Committee. The officers of the Company shall include such officers as may be approved from time-to-time by the Management Committee, and shall include a president, a chief financial officer, an officer in charge of programming and an officer in charge of affiliate sales, with such duties and powers as may be determined from time-to-time by the Management Committee in accordance with Section 1.60(o) and the other provisions of this Agreement.

          7.3.2  Removal, Resignation and Filling of Vacancy Of Officers.  Any
                 -------------------------------------------------------
officer may be removed, either with or without cause, by the Management Committee at any time, and in accordance with Section 1.60(o) if applicable. Any officer may resign at any time by giving written notice to the Management Committee. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company, including, without limitation, under any contract or other arrangement to which such officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

     7.4  Management Committee.
          --------------------

          7.4.1  Management.  Except as otherwise provided in this Agreement
                 ----------
with respect to matters which are required to be approved by the Members or as otherwise provided in the Delaware Act, the business of the Company, including matters constituting Fundamental Matters, shall be under the direction of the Management Committee.

          7.4.2  Management Committee.
                 --------------------

          (a) The Company shall have a Management Committee (the "Management Committee") comprised of a maximum of six (6) representatives ("Member Representatives") who shall be designated by the Designated Member of a Member Group pursuant to the terms and provisions of this Article 7. Three (3) Member Representatives shall initially be designated by SPE Sub and three (3) Member Representatives shall initially be designated by LDI Sub. Each Member Representative shall serve at the pleasure of the Designated Member of the Member Group that designated such Member Representative. No person may be designated as a Member Representative unless such person is qualified under the Delaware Act and is an executive officer and full-time employee of the Person that Controls the Designated Member of the Member Group that designated such Member Representative; provided, further, each of Member Representatives designated by SPE Sub (or any other Designated Member of the Member Group which includes an SCA Controlled Affiliate) must be executive officers and full-time employees of SCA or SPE and each of the Member Representatives designated by LDI Sub (or any other Designated Member of the Member Group which includes an LMC Controlled Affiliate) must be executive officers and full-time employees of LMC or LDI. The initial designees of SPE Sub are Mel Harris, Len Grossi and Sean Carey and the initial designees of LDI Sub are David Koff, Lee Masters and Craig Enenstein. Only a Designated Member of the Member Group who originally designated a Member Representative may remove such Member Representative; provided, however, that in the event the number of Member Representatives
--------  -------
to be appointed by any Member Group is increased or reduced pursuant to Section 7.4.4, the Designated Member of such Member Group shall either add a Member Representative or, as applicable, remove one of its Member Representatives or cause one of its Member Representatives to resign; provided, further, that a
                                                   --------  -------
Designated Member of a Member Group shall remove any Member Representative that such Designated Member appointed if such Member Representative is (a) convicted of a felony or other crime involving moral turpitude, (b) dies or (c) becomes unable to perform his/her duties hereunder on account of illness or other incapacity. Any Member Representative may resign upon written notice to the Designated Member of the Member Group who designated such Member Representative and to the Company. The resignation shall take effect upon receipt of such notice, or at such later time as shall be specified in such notice. Any vacancy occurring for any reason in the number of Member Representatives shall be filled by the Designated Member of the Member Group that originally designated the Member Representative whose position has become vacant.

          (b)  Committees of the Management Committee.  The Management
               --------------------------------------
Committee, by resolution adopted by a majority of the Member Representatives or the Members, by resolution adopted by all of the Members, may designate from among its Member Representatives an executive committee and one or more other committees. Except as prohibited by law, each committee shall have the authority set forth in the resolution establishing said committee.

          7.4.3  Meetings of Management Committee.
                 --------------------------------

          (a)  Notices.  Meetings of the Management Committee shall be held at
               -------
least once each calendar quarter and may also be called at any time by two or more Member Representatives or the president of the Company. All meetings shall be held upon ten (10) Business Days' notice by mail or two (2) Business Days' notice delivered personally or by telephone, e-mail or facsimile (or upon such shorter notice period but not less than one (1)

Business Day if necessary under the circumstances and if approved by the Management Committee). A notice must specify the purpose of any meeting. Notice of a meeting need not be given to any Member Representative who signs a waiver of notice or a consent to holding the meeting (which waiver or consent need not specify the purpose of the meeting) or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Member Representative. All such waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting. Any action taken by the Management Committee without proper notice, or proper waiver of notice, shall be void. Sixty percent (60%) of the Member Representatives present may adjourn any meeting to another time and place. Notice of any adjournment (which may be telephone notice if such meeting is adjourned for less than twenty-four
(24) hours) shall be given prior to the time of the adjourned meeting to the Member Representatives who are not present at the time of the adjournment. Meetings of the Management Committee may be held at any place which has been designated in the notice of the meeting or at such place as may be approved by the Management Committee. Members of the Management Committee may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Member Representatives participating in such meeting can hear one another. Participation in a meeting in such manner constitutes presence in person at such meeting.

          (b)  Quorum/Action of the Management Committee.  The presence of
               -----------------------------------------
sixty percent (60%) of the Member Representatives then constituting the total number of Member Representatives on the Management Committee (rounded to the nearest whole number) at a duly noticed meeting of the Management Committee shall constitute a quorum. Subject to Section 7.5 below, each Member Representative present at any meeting shall be entitled to cast one vote on each matter that comes before the Management Committee for a vote. Subject to the provisions set forth in section 7.5 below or as otherwise specifically set forth in this Agreement, every action or resolution done or made by the Management Committee shall require only the majority vote of all of the Member Representatives. Any action required or permitted to be taken by the Management Committee may be taken by the Member Representatives without a meeting, without prior notice and without a vote, if a consent or consents in writing shall be signed by all of the Member Representatives on the Management Committee.

               (i) Notwithstanding the above, with respect to Section 7.5.4, the presence of any Member Representative who fails to attend two consecutive properly noticed meetings shall not be necessary to constitute a quorum for the third meeting with respect to any vote by the Management Committee on a Fundamental Matter that was scheduled to take place at both the first and second meeting.

          7.4.4  Change in Composition of Management Committee.  Subject to the
                 ---------------------------------------------
restrictions set forth below, the total number of Member Representatives to be designated by a Member Group, and accordingly, the total number of Member Representatives on the Management Committee, shall be determined based upon the following chart:

                                                  Number of Member
                                            Representatives on Management
          Membership Interest              Committee to be appointed by the
      Percentage held by a Member             Designated Member of such
               Group*                               Member Group*
      ---------------------------          --------------------------------

          35.00% to 100%                                 3

          25.01% to 34.99%                               2

          15.01% to 25.00%                               1

          15% or below                                   0

     Any Member Group that loses Member Representatives because of a change in its Membership Interest Percentage shall cause the appropriate number of Member Representatives to resign from the Management Committee pursuant to the terms of
Section 7.4.2. If a Member Group fails to promptly reduce the number of its Member Representatives as required by this Section 7.4.4, then the other Member Groups(s) shall be entitled to designate which Member Representatives designated by such Member Group are to be removed, and such Member Representatives shall be removed and shall have no further power or authority. Any Member that gains Member Representatives because of a change in its Membership Interest Percentage may designate its new Member Representatives to serve on the Management Committee prior to the next meeting of the Management Committee.

     *Notwithstanding the above, regardless of the Membership Interest Percentage held by any Member Group: (a) the maximum number of Member Representatives on the Management Committee at any time is six (6) and (b) the maximum number of Member Representatives that any Member Group may designate is three (3).

     *To the extent a Member Group would otherwise have a right to designate a Member Representative or additional Member Representative pursuant to the chart set forth above, but the maximum number of Member Representatives has already been designated, the right to designate such Member Representative or additional Member Representatives shall accrue to such Member Group (and shall accrue to any subsequent Member Groups on a first in time basis) only when a change in the Membership Interest Percentage held by the Member Groups results in the availability of a Member Representative to be designated. At such time, the Member Group to whom the right to designate a Member Representative accrued first

(provided such Member Group is still entitled to designate a Member Representative ) shall be entitled to designate a Member Representative.

     7.5  Fundamental Matters.  Except in the limited situations provided for in
          -------------------
Sections 7.5.4, 7.5.5, 7.5.6 and 7.5.7, below, Approval of Fundamental Matters by the Management Committee shall be determined in accordance with Sections 7.5.1, 7.5.2 and 7.5.3, below, and the inability of the Management Committee to reach agreement on any matter, whether or not a Fundamental Matter, shall be conclusive, binding and not appealable.

          7.5.1 The consent of each Member Representative designated by any Member Group which has 3 Member Representatives shall be required to approve and authorize any Fundamental Matter provided for in Section 1.60; and

          7.5.2 In addition, the consent of each Member Representative designated by any Member Group which has 2 Member Representatives shall also be required to approve and authorize any Fundamental Matter provided for by clauses
(a), (b), (h), (i), (l), (m), (o), (q), (r), (t) and (u) of Section 1.60; and

          7.5.3 In addition, the consent of each Member Representative designated by any Member Group which has 1 Member Representative shall also be required to approve and authorize any Fundamental Matter provided for by clauses
(b), (l), (m), (q), (r) and (u) of Section 1.60.

          7.5.4 Notwithstanding Sections 7.5.1, 7.5.2 and 7.5.3, above, in the limited situation when approval of a Fundamental Matter(s) by the Management Committee is not obtained with respect to whether the Company has a claim or action against a Member or any Affiliate of a Member (a "Related Party Claim Dispute"), then the Members and the Member Representatives shall follow the following procedure:

          (a) The Designated Member(s) who designated a Member Representative who voted to bring a claim or action with respect to a Related Party Claim Dispute (the "Unrelated Members") shall deliver to the Designated Member(s) who designated the Member Representatives who did not vote in favor of bringing a claim or action with respect to the Related Party Claim Dispute (the "Related Members") a written statement setting forth why a claim or action should be brought and a summary of the arguments supporting that position (the "Related Party Claim Dispute Notice"). Within five (5) days from receipt of the Related Party Claim Dispute Notice, the Related Members shall deliver to the Unrelated Members a written statement setting forth why a claim or action should not be brought and a summary of the arguments supporting that position (the "Related Party Claim Dispute Response"). After delivery of the Related Party Claim Dispute Response, each Designated Member shall each select one executive officer of the Person that Controls such Designated Member (who shall be at the level of senior vice president or above and shall have been delegated decision-making authority with respect to the Related Party Claim Dispute) who shall, within five (5) days from delivery of the Related Party Claim Dispute Response meet in person in an attempt to resolve the issue of whether the Company should file a claim or action related to the Related Party Claim Dispute, or, as applicable, settle the Related Party

Claim Dispute, described in the Related Party Claim Dispute Notice. If within fifteen (15) days from delivery of the Related Party Dispute Response, the parties have been unable to resolve the Related Party Claim Dispute, the Members agree that the substantive claim of the Related Party Claim Dispute shall be resolved through the arbitration procedure set forth in Section 16.19. Any decisions to be made by the Company in such arbitration related to the Related Party Claim Dispute shall be made solely by the Member Representatives of the Unrelated Members; the Member Representatives of the Related Members shall have no right to participate in any meetings of the Company, or vote on any matters as Member Representatives on the Management Committee, related to the Related Party Claim Dispute.

          (b) No Member Representative designated by any Related Member shall be permitted to participate in any discussion or vote of the Management Committee pursuant to Sections 1.60(e), (j), (k), (t) or (v) that relates to the Related Party Claim Dispute, nor shall the presence of any Member Representatives designated by any Related Member be required to constitute a quorum of the Management Committee for any such vote. In such event, the vote of the Management Committee shall be only the required vote under Sections 7.5.1,
7.5.2 and 7.5.3 of the remaining Member Representatives entitled to vote (excluding the Member Representatives prohibited from voting pursuant to this subsection). Notwithstanding the above, with respect to a vote of the Management Committee as provided for in this Section 7.5.4 regarding incurring Indebtedness to fund the Related Party Claim Dispute under Section 1.60(j), the authority of the Management Committee hereunder extends solely to incurring Indebtedness in the form of loans from the Unrelated Members, which loans must (i) be made to the Company by either a Member or a Controlled Affiliate of a Member, (ii) be subordinated to all other Indebtedness of the Company, (iii) bear interest at a rate per annum equal to the Prime Rate plus one percent (1%), (iv) provide for a three (3) year term, however, if the Company succeeds in the action related to the Related Party Claim, any proceeds received for such action shall, to the extent permitted under the Company's debt instruments, be used to repay such loans, (v) provide for all principal and interest to be due upon maturity, (vi) provide for prepayment without penalty at any time, and (vii) have other terms and conditions which are customary for the circumstances. Notwithstanding anything to the contrary contained herein, the Company shall not be permitted to incur Indebtedness pursuant to Section 1.60(j) under the provisions of this
Section 7.5.4 from any third parties without the consent of the Member Representatives designated by the Related Members.

          (c)  The forced mediation remedy provided in subsection (a) and
Section 16.19 shall not be available for any other decisions of the Management Committee.

          7.5.5 Notwithstanding Sections 7.5.1, 7.5.2 and 7.5.3, above, in the event that a Member or an Affiliate of a Member has filed or brought a claim or action against the Company (an "Interested Party Claim"), then the Members and Member Representatives shall follow the following procedure:

          (a) No Member Representative designated by any Designated Member that is an Affiliate of the Person that has filed or brought an Interested Party Claim (each, an "Interested Party Member Representative") shall be permitted to participate in any defense of the claim or action or in any discussion or vote of the Management Committee pursuant to Section 1.60(t) regarding the Interested Party Claim, nor shall the presence of any such Interested Party Member Representative be required to constitute a quorum of the Management Committee. In such event, the vote of the Management Committee shall be only the required vote under Section 7.5 of the remaining Member Representatives entitled to vote (excluding the Member Representatives prohibited from voting pursuant to this subsection).

          (b) No Interested Party Member Representative shall be permitted to participate in any discussion or vote of the Management Committee pursuant to Sections 1.60(e), (j) or (k) that relates to the Interested Party Claim, nor shall the presence of any Interested Party Member Representative be required to constitute a quorum of the Management Committee for any such meeting or vote. In such event, the vote of the Management Committee shall be only the required vote under Sections 7.5.1, 7.5.2 and 7.5.3 of the remaining Member Representatives entitled to vote (excluding the Interested Party Member Representatives).

          7.5.6 Notwithstanding Sections 7.5.1, 7.5.2 and 7.5.3, above, in the limited situation when approval of a Fundamental Matter(s) by the Management Committee is required with respect to negotiating or approving a contract, license or transaction involving New Game Show Programming in accordance with
Section 6.4.5 or Additional IP Rights or Company Intellectual Property in accordance with Section 6.6 (an "Interested Party IP Transaction"), then the Members and the Member Representatives shall follow the following procedure:

          (a) The Member Representatives designated by any Designated Member that is an Affiliate of the Person that is negotiating an Interested Party IP Transaction with the Company (each, an "Interested Party IP Representative") shall be permitted to participate in any discussion of the Management Committee regarding the Interested Party IP Transaction; however, no Interested Party IP Representative shall be permitted to participate in any vote of the Management Committee pursuant to Sections 1.60(e), (j), (k), (p), (q) or (s) that relate to and are required to approve any Interested Party IP Transaction, nor shall the presence of any Interested Party IP Representative be required to constitute a quorum of the Management Committee for any such discussion or vote. In such event, the vote of the Management Committee shall be only the required vote under Sections 7.5.1, 7.5.2 and 7.5.3 of the remaining Member Representatives entitled to vote (excluding the Member Representatives prohibited from voting pursuant to this subsection).

     7.6  Approval of Budget and Business Plan.  The Members have already
          ------------------------------------
agreed upon an initial business plan for the Company, covering the period from the date of this Agreement until March 31, 2005, and an initial budget for the first two (2) Fiscal Years through March 31, 2003 (the "Initial Budget"). On or prior to the date that is sixty (60) days before the end of each Fiscal Year, commencing with the Fiscal Year ending March 31, 2002, the president of the Company shall present a revised Business Plan (the "Business Plan") for each of the four (4) succeeding Fiscal Years and a Budget (the "Budget") for the following Fiscal Year. The

Budget for the next succeeding Fiscal Year and the Business Plan shall upon Approval of the Management Committee become the current Budget for such Fiscal Year and the Business Plan for the purposes of this Agreement. If the Management Committee does not approve a Budget for any Fiscal Year prior to the commencement of such year, then the Budget for that Fiscal Year shall be the Budget from the prior Fiscal Year (excluding the prior Fiscal Year's extraordinary and nonrecurring items (including launch support) and capital expenditures, but including any contractually obligated or legally required commitments or expenditures for the current year in the Business Plan), adjusted by a five percent (5%) increase for all fixed expenses together with any additional adjustments as are reasonably required to reflect capital expenditures, escalation and de-escalation provisions in approved contracts and other matters which had been previously approved by the Management Committee (a "Rollover Budget"); provided, however, that with respect to the Budget for the
                    --------  -------
Fiscal Year ending March 31, 2003, if the Management Committee does not approve a Budget for such period then the Budget for such period shall be the Budget for such period included in the Initial Budget approved by the Members and not a Rollover Budget.

     7.7  Failure to Approve Budget.
          -------------------------

          7.7.1 If the Management Committee does not approve a Budget, resulting in the Company operating pursuant to a Rollover Budget for two (2) consecutive Fiscal Years, then, on the last day of such two (2) year period and continuing until such time as the Management Committee next approves a Budget for the Company (the "Buy/Sell Period"), any Member Group with three (3) Member Representatives may deliver the Buy/Sell Notice referred to in Section 7.7.2 and cause the implementation of the procedures referred to therein.

          7.7.2 At any time during the Buy/Sell Period, the Designated Member of any Member Group with three (3) Member Representatives (the "Triggering Member") may deliver a notice (the "Buy/Sell Notice") to the Designated Member of the other Member Group with three (3) Member Representatives (the "Receiving Member") which such Buy/Sell Notice shall include (a) a purchase price in cash for all of the Membership Interest of the Member Group of the Receiving Member (which shall be divided Pro Rata among the Members in such Member Group) and (b) a proposed Budget, which shall be prepared in good faith, shall reflect the business and operations of the Company and shall, if reasonably practicable, reflect the last Budget being negotiated. Within ninety (90) days of receiving the Buy/Sell Notice, the Receiving Member must elect in writing one of the following: (a) to agree to the Budget proposed by the Triggering Member or the last Budget that came before the Management Committee for approval; (b) to elect to purchase all the Membership Interest of the Member Group of the Triggering Member at the purchase price per Membership Interest Percentage included as part of the Buy/Sell Notice; or (c) to sell all the Membership Interest of the Member Group of the Receiving Member to the Triggering Member at the higher of (i) the purchase price indicated in the Buy/Sell Notice or (ii) the Appraised Price, which the parties shall have determined pursuant to the time provisions in
Section 1.9; in the case of option (c) set forth in the foregoing sentence, the 90-day period provided herein to elect one of the options set forth in the Buy/Sell Notice may, if necessary, be extended to one hundred and ten (110) days to allow for an Appraisal of the Membership Interests. A closing of the purchase and sale of the Membership Interests under subsections (b) or (c) shall occur before the 30th day after the agreement to buy or sell, as applicable; provided that the date by which the purchase and
                            --------
sale must be consummated shall, if necessary to satisfy the conditions of clauses (y)(i) and (y)(ii) below, be extended to a date that is the earlier to occur of (x) one hundred and eighty (180) days following delivery of the Buy/Sell Notice, and (y) ten (10) business days following the last to occur of
(i) the expiration (or earlier termination) of any applicable waiting period under HSR (and, if extended, the extended waiting period) and (ii) the receipt of all required governmental and regulatory consents, governmental and regulatory approvals or governmental and regulatory waivers that may be required with the purchase and sale of the Membership Interests, which the Members must use commercially reasonable efforts to obtain; provided, however, that if the
                                               --------  -------
purchase and sale is not consummated within one hundred and eighty (180) days following delivery of the Buy/Sell Notice, and provided the parties have used commercially reasonable efforts to obtain all required consents, the right to buy and obligation to sell the Membership Interests hereunder shall terminate unless the Triggering Member delivers a new Buy/Sell Notice; provided, further, that the foregoing sentence shall not be construed as a waiver of remedies if the purchase and sale of the Membership Interests is not consummated within one hundred and eighty (180) days for any reason other than a failure to obtain governmental or regulatory approval (which the party has used its commercially reasonable efforts to obtain) in which case there shall be no damages for a failure to close. If each Designated Member of a Member Group with three (3) Member Representatives delivers a Buy/Sell Notice to the other Designated Member of a Member Group with three (3) Member Representatives on the same day, the Designated Member whose Buy/Sell Notice is first deemed delivered in accordance with Section 16.12 hereof shall be the Triggering Member for purposes of this Section and if such Buy/Sell Notices are deemed to be delivered concurrently then the Designated Member delivering the notice indicating the highest purchase per Membership Interest Percentage price for such Member Group's Membership Interest shall be deemed to be the Triggering Member for purposes of this Section. The Transfer of Membership Interests pursuant to this Section 7.7.2 shall be conducted in accordance with Sections 8.6 and 8.7 hereof. After exercise of its rights to acquire Membership Interests, any Designated Member may assign its purchase right to any Person it designates; provided, however,
                                                           --------  -------
that the Designated Member remains obligated to pay the purchase price in full despite the designation. The Members agree to have a determination made of the Appraised Price within the time periods set forth in Section 1.9.

                                  ARTICLE 8.
            TRANSFER AND ASSIGNMENT OF MEMBERSHIP INTERESTS; PLEDGES

     8.1  General Prohibition on Transfer and Assignment of Interests.  Except
          -----------------------------------------------------------
for Permitted Transfers, no Member shall be entitled to Transfer its Membership Interest in the Company or any part of its Membership Interest, including, but not limited any undivided portion of its Membership Interest, the Member's Economic Interest, the right to vote on or participate in the management of the Company directly or through the Management Committee, or the right to receive information concerning the business and affairs of the

Company (collectively, the "Membership Interest Rights"). A Transfer of Membership Interests or Membership Interest Rights that is a Permitted Transfer shall not constitute a pledge subject to Section 8.4. Any attempted Transfer of a Membership Interest or Membership Interest Rights other than to a Permitted Transferee shall have no effect and be void ab initio and the Company shall not register any such purported transfer on its books and records. After the consummation of any Permitted Transfer of a Membership Interest, the Membership Interest so Transferred, and the Person holding such Membership Interest, shall continue to be subject to the terms and provisions of this Agreement and any further Transfers shall be required to comply with all the terms and provisions of this Agreement.

     8.2  Admission of Permitted Transferee Member.  A Permitted Transferee
          ----------------------------------------
shall be admitted as a Member only if (i) the requirements of this Article 8 are met, (ii) the Permitted Transferee executes an instrument accepting and adopting the terms and provisions, including assuming any monetary obligations, of this Agreement, and (iii) the Permitted Transferee pays all reasonable expenses in connection with its admission as a Member. The admission of a Permitted Transferee as a Member shall not result in the release of the Member who transferred the Membership Interest from any liability that such Member may have to the Company or the other Members prior to the date of such transfer or for any future obligations occurring under this Agreement after the date of Transfer except to the extent, with respect to future obligations, the Transferor Transferred all of its Membership Interest, and the Permitted Transferee assumed all such obligations of the Transferor without limitation or qualification in form and substance reasonably satisfactory to the Company and any non-Transferring Member.

     8.3  Permitted Transfers.  The following Transfers of Membership Interests
          -------------------
shall be permitted ("Permitted Transfers"):

          8.3.1  Transfers to Controlled Affiliates.  Notwithstanding anything
                 ----------------------------------
to the contrary contained in this Agreement, (a) SPE Sub or an SCA Controlled Affiliate may at any time sell, assign or otherwise Transfer all or part of its Membership Interest to an SCA Controlled Affiliate, provided that any Transfer pursuant to this provision shall only be to an SCA Controlled Affiliate which at the time of the Transfer holds the same rights to the game show programming subject to the Programming Agreement then held by SPE prior to such Transfer; and (b) LDI Sub or an LMC Controlled Affiliate may at any time sell, assign or otherwise Transfer all or part of its Membership Interest to an LMC Controlled Affiliate.

          8.3.2  Transfers after Three Years.  In addition to Permitted
                 ---------------------------
Transfers pursuant to Section 8.3.1 above which may be made at any time and are not subject to Section 8.5, at any time after the Third Anniversary, a Member may Transfer directly or indirectly all or part of its Membership Interest to any Person provided such Transfer is otherwise in compliance with Sections 8.1,
8.2 and 8.5 of this Agreement.

     8.4  Restrictions Regarding Pledges, Liens and Encumbrances.
          ------------------------------------------------------

          8.4.1 No Member may pledge, hypothecate, grant a security interest in, assign for security or otherwise lien (or suffer any pledge, hypothecation, security interest, assignment for security or lien to encumber or otherwise burden) its Membership Interest, or any of its Membership Interest Rights, except that:

          (a) A Member may pledge its Membership Interest to a bank or other financial institution (a "Permitted Pledgee") in connection with a bona fide financing transaction, but only if the Permitted Pledgee executes and delivers to the Company an agreement in writing which is in form and substance reasonably acceptable to the Company and the Designated Members and which sets forth the Permitted Pledgee's agreement to the following provisions:

               (i) That the Permitted Pledgee shall not exercise any remedy or take any action (including without limitation any public or private foreclosure sale) that would result, and shall cause any such exercise or action not to result, in any Transfer of the Membership Interests, or any Membership Interest Rights, that is not a Permitted Transfer.

               (ii) That the Permitted Pledgee will notify the Company within ten (10) days of the earlier to occur of (a) its receipt of notice of a default of the underlying obligation with respect to which the Membership Interest was pledged or (b) its first obtaining actual knowledge of a default of the underlying obligation with respect to which the Membership Interest was pledged. As of the date of such default, the defaulting Member and its Member Group will automatically lose the right, to the extent they had such right, to designate (1) one of its Member Representatives and the number of Member Representatives comprising the Management Committee, if necessary, shall be reduced by one (1) Member Representative. If the Permitted Pledgee notifies the Company that the Member who defaulted on its obligations has cured such default, the Member and its Member Group shall be entitled to designate whatever number of Member Representatives they would otherwise be entitled.

          (b) Any Member in the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group may pledge its Membership Interest or its Membership Interest Rights to any other Person in the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group, respectively, but only if the pledgee thereof agrees in writing as follows (and sets forth the following provision in any pledge, security or other agreement pursuant to which any such pledge is created or evidenced) (using the appropriate terms for pledgor, and pledgee):
"Notwithstanding anything in this Agreement to the contrary, Pledgee agrees for the benefit of the Company (as defined in the Operating Agreement) and each of the Designated Members (as defined in the Operating Agreement) that it shall not take any action under this Agreement that would result, and shall cause any action taken under this Agreement not to result, in any Transfer (as defined in the Operating Agreement) of Pledgor's Membership Interest (as defined in the Operating Agreement) or of any of its Membership Interest Rights (as defined in the Operating Agreement) that is not a Permitted Transfer (as defined in the Operating Agreement). This paragraph shall not be amended without the prior written consent of the Company."

          8.4.2 No Person holding, owning or acquiring Membership Interests or Membership Interest Rights following any exercise of remedies under any pledge of such Membership Interest or Membership Interest Rights will be entitled to exercise the voting rights associated with such Membership Interests or Membership Interest Rights (including without limitation the right to designate or be represented by any Member Representative) unless it has acquired such Membership Interests or Membership Interest Rights in a Transfer that qualifies as a Permitted Transfer.

          8.4.3 No Person that Controls a Member may pledge, hypothecate, grant a security interest in, assign for security or otherwise lien (or suffer any pledge, hypothecation, security interest, assignment for security or lien to encumber or otherwise burden) the securities, partnership interests, or other ownership interests of such Member or of any Person that Controls such Member if the exercise of remedies upon default, including without limitation any public or private foreclosure sale, could result in any Change in Control of a Member except that:

          (a) A Person that Controls a Member may pledge such ownership interests to a Permitted Pledgee in connection with a bona fide financing transaction if the Permitted Pledgee executes and delivers to the Company an agreement in writing which is in form and substance reasonably acceptable to the Company and the Designated Members and which sets forth the Permitted Pledgee's agreement to the following provisions:

                (i) That the Permitted Pledgee shall not exercise any remedy or take any action (including without limitation any public or private foreclosure sale) that would result, and shall cause any such exercise or action not to result, in any Change in Control of the Member, or any Transfer of Membership Interest or of any Membership Interest Rights that is not a Permitted Transfer.

                (ii) That the Permitted Pledgee will notify the Company within ten (10) days of the earlier to occur of (a) its receipt of notice of a default of the underlying obligation with respect to which the ownership interests of the Person were pledged or (b) its first obtaining actual knowledge of a default of the underlying obligation with respect to which the ownership interests of such Person were pledged. As of the date of such default, the Member that is Controlled by such Person, along with its Member Group will automatically lose the right, to the extent they had such right, to designate (1) one of their Member Representatives and the number of Member Representatives comprising the Management Committee, if necessary, shall be reduced by one (1) Member Representative. If the Permitted Pledgee notifies the Company that the Person who defaulted on its obligations has cured such default, the Member that is Controlled by such Person, along with its Member Group shall be entitled to designate the number of Member Representatives they would otherwise be entitled.

          (b) Any Person that Controls a Member in the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group may pledge securities, partnership interests or other ownership interests of such Member or of any Person that Controls such Member to any other Person in the SCA Controlled Affiliate Group or LMC Controlled Affiliate Group, respectively, but only if the pledgee thereof agrees in writing as follows (and sets forth the following provision in any pledge, security or other agreement pursuant to which any such pledge is created or evidenced) (using the appropriate terms for pledgor, pledgee and such Member):
"Notwithstanding anything in this Agreement to the contrary, Pledgee agrees for the benefit of the Company (as defined in the Operating Agreement) and each of the Designated Members (as defined in the Operating Agreement) that it shall not take any action under this Agreement that would result, and shall cause any action taken under this Agreement not to result, in any Change in Control (as defined in the Operating Agreement) of the Member that is not a Permitted Transfer (as defined in the Operating Agreement). This paragraph shall not be amended without the prior written consent of the Company."

          8.4.4 No Person holding, owning or acquiring securities, partnership interests, or other ownership interests of a Member or of any Person that Controls such Member following any exercise of remedies under any pledge of such securities, partnership interests or other ownership interests will be entitled to exercise the voting rights associated with the Membership Interests or Membership Interest Rights of such Member (including without limitation the right to designate or be represented by any Member Representative) unless it has acquired such securities, partnership interests or other ownership interests in a Change in Control that qualifies as a Permitted Transfer.

     8.5  Right of First Refusal.  Prior to effecting any Permitted Transfer of
          ----------------------
all or part of a Membership Interest to a Person pursuant to Section 8.3.2 (either through a direct Transfer or an indirect Transfer by way of a Change in Control of a Member), the Transferring Member ("Offeror Member") shall first offer to each other Member the following right to purchase all or part of the Membership Interest in accordance with the following provisions:

          8.5.1 If the Offeror Member receives (i) a bona fide written offer to purchase, directly or indirectly, all or part of its Membership Interest (through a direct Transfer of the Membership Interest or an indirect Transfer of the Membership Interest through a Change in Control of a Member) (a "Bona Fide Offer") from a Person that is not an Affiliate of the Offeror Member ("Prospective Purchaser") that the Offeror Member desires to accept, or (ii) a bona fide written acceptance from a Prospective Purchaser of the Offeror Member's offer to sell all or part of its Membership Interest (through a direct Transfer of the Membership Interest or an indirect Transfer of the Membership Interest through a Change in Control of a Member) (a "Bona Fide Acceptance"), then the Offeror Member shall, not later than five (5) Business Days after receipt of such Bona Fide Offer or Bona Fide Acceptance, deliver written notice thereof (a "First Refusal Notice") to each other Member (each, an "Offeree Member"). A First Refusal Notice in respect of any Membership Interest shall:
(i) identify the Prospective Purchaser; (ii) in the case of a direct Transfer of Membership Interest, state the aggregate purchase price for such Membership Interest to be paid by the Prospective Purchaser (if such purchase price is to be paid by delivery of property other than cash, such price shall be the Appraised Price of such property and such notice shall state the Offeror Member's good faith estimate of the Appraised Price of such property); (iii) in the case of an indirect Transfer of the Membership Interest through a Change in Control of a Member, state the aggregate purchase price to be paid for the equity interest of the Member proposed to be sold as well as the attributable Membership Interest Percentage proposed to be Transferred, calculated by multiplying the equity interest of the Member proposed to be sold by the Membership Interest owned by the Member; (iv) summarize all material terms and conditions of the Bona Fide Offer or Bona Fide Acceptance and all other transactions and agreements directly or indirectly conditioned upon or otherwise related to the purchase of the Membership Interest by the Prospective Purchaser, including, for example, whether and to what extent the acquisition qualifies as a tax-free exchange or reorganization or otherwise defers the recognition of income; and (v) be accompanied by a certificate of the Offeror Member or a duly authorized officer of the Offeror Member certifying that the information set forth in the First Refusal Notice is true, correct and complete in all respects to the best of his or her knowledge and that the Bona Fide Offer or Bona Fide Acceptance is a result of arm's-length negotiation and has not been made or otherwise effected for the purpose of avoiding, evading, circumventing or otherwise adversely affecting the right of the Offeree Members to purchase the Membership Interest pursuant to the provisions of this Section 8.5.1. In the case of an indirect Transfer of a Membership Interest through a Change in Control of a Member, the Right of First Refusal shall apply to, at the election of the Offeree Member,
(x) only the attributable Membership Interest set forth in the First Refusal Notice, (y) the attributable Membership Interest set forth in the First Refusal Notice plus the attributable Membership Interest previously sold by such Member through prior sales of equity ownership in such Member or (z) 100% of the Membership Interest owned by such Member. In the case of an indirect Transfer of Membership Interest through a Change in Control of a Member (a) the purchase price to be paid by the Offeree Member shall be the Appraised Price (which the parties shall have determined within the time periods and pursuant to the procedures set forth in Section 1.9) and (b) if following such Change in Control, the Person that Controls such Member prior to the Change in Control will not own any Membership Interest in the Company through such Member, then the Right of First Refusal must be exercised with respect to 100% of the Membership Interest owned by such Member.

          8.5.2 For a period of sixty (60) days following receipt by each Offeree Member of a First Refusal Notice (the "First Refusal Period"), each Offeree Member may elect, by the delivery of a bona fide written notice of such election to each other Member (the "First Refusal Election Notice") within such First Refusal Period, to purchase such offered Membership Interests at a price equal to the price set forth in the First Refusal Notice (or, in the case of an indirect Transfer, to purchase a portion of the Membership Interests, or all of the Membership Interests, in accordance with clauses (x), (y) and (z) of Section 8.5.1) and on the terms and conditions, including the manner of payment, described in the First Refusal Notice and in the accompanying materials; provided, however, if the proposed transaction described in the First Refusal
--------  -------
Notice is structured in whole or in part as a tax free exchange or reorganization or otherwise to defer the recognition of all or part of the gain to the Offeror Member under applicable federal or state tax law, then such Offeree Member's purchase shall either be (x) structured to result in a tax-free exchange or reorganization or result in a deferral of gain to the same extent as set forth in the First Refusal Notice, or (y) at a "grossed up" cash purchase price which results in a net amount after deduction for applicable federal and state taxes ("Net After Tax Amount") equal to the Net After Tax Amount the Offeror Member would have received in the Bona Fide Offer set forth in the First Refusal Notice. The rights afforded to each Offeree Member pursuant to this Section 8.5.2 may be exercised by the Offeree Member and, after such exercise, may be assigned by it to any other Person designated by it (provided such Offeree Member remains obligated hereunder), in which case each reference to Offeree Member in this Section 8.5.2 shall be deemed to include such assignee.

          8.5.3 In the case of any proposed direct Transfer of a Membership Interest, if any Offeree Member duly and timely delivers a First Refusal Election Notice to each other Member in respect of any Membership Interest during the First Refusal Period, then the Offeror Member shall be, subject to the provisions herein, obligated to sell such Membership Interest to the Offeree Member, and the Offeree Member shall be obligated to purchase such Membership Interest from the Offeror Member, free and clear of all liens, claims, charges or security interests. If more than one Offeree Member delivers a First Refusal Election Notice with respect to any proposed direct Transfer of a Membership Interest, each such Offeree Member shall be entitled to purchase its Pro Rata share of the Membership Interest. If the Offeree Member(s) does not elect to purchase all of the Membership Interest set forth in the First Refusal Notice, the Offeror Member shall be free to sell such Membership Interest pursuant to
Section 8.5.6.

          8.5.4 In the case of any proposed indirect Transfer of a Membership Interest, through a Change in Control of a Member, if any Offeree Member duly and timely delivers a First Refusal Election Notice to each other Member in respect of any Membership Interest during the First Refusal Period, then the Offeror Member shall be obligated to sell such Membership Interest elected by the Offeree Member (either the (x), (y) or (z) options set forth in Section
8.5.1 above), and the Offeree Member delivering the First Refusal Election Notice shall be obligated to purchase such Membership Interest from the Offeror Member, free and clear of all liens, claims, charges or security interests. If more than one Offeree Member delivers a First Refusal Election Notice with respect to any proposed indirect Transfer of a Membership Interest, the Offeree Member that elects to purchase the largest Membership Interest shall be entitled to purchase the Membership Interest it elected and no other Offeree Member shall be entitled to purchase any Membership Interest; provided, however, if more than one Offeree Member elects the highest amount among the Offeree Members, each such Offeree Member shall be entitled to purchase its Pro Rata share of the Membership Interest elected to be purchased.

          8.5.5 (a) The purchase of any Membership Interest by any Offeree Member shall be pursuant to a purchase agreement containing representations and warranties regarding title and that the Membership Interest is being Transferred free and clear of all liens and encumbrances. The purchase agreement shall provide that the transaction be consummated on or before later of the (a) the date set forth in First Refusal Notice for a closing of the transaction or (b) if necessary to satisfy the conditions of clauses (y)(i) and (y)(ii), the date that is the earlier to occur of (x) one hundred and twenty (120) days following delivery of the applicable First Refusal Election Notice, and (y) ten (10) Business Days following the last to occur of (i) the expiration (or earlier termination) of any applicable HSR waiting period (and, if extended, the extended waiting period) and (ii) the receipt of all required governmental and regulatory consents, governmental and regulatory approvals or governmental and regulatory waivers that may be required in connection with the purchase and sale of the Membership Interest, which the Members must use commercially reasonable efforts to obtain. Subject to Section 8.5.5(b) below, if the Offeree Members electing to purchase the Membership Interest fail to consummate the transaction to purchase the Membership Interest by the date that is one hundred and twenty (120) days after delivery of the First Refusal Election Notice for any reason, then the Offeror Member shall have the right to sell such Membership Interest set forth in the First Refusal Notice to any purchaser, including, but not limited to the Prospective Purchaser, by a date not later than the earlier of (i) one hundred and eighty (180) days from notification that the Offeree Member will not be able to close the transaction and (ii) three hundred (300) days after delivery of the First Refusal Election Notice, at any price or terms, subject to all requirements set forth in Section
8.2 with respect to Permitted Transferees.

          (b) Notwithstanding the above, if at any time during the 120 day time period set forth in Section 8.5.5(a) above for the Offeree Member to consummate the purchase and sale of the Membership Interest, the Offeree Member assigns its rights hereunder to purchase the Membership Interest to a third party pursuant to Section 8.5.2, the date to consummate the transaction shall be extended to the date that is the earlier of (x) one hundred and eighty (180) days following delivery of the First Refusal Election Notice, and (y) ten (10) Business Days following the last to occur of (i) the expiration (or earlier termination) of any applicable HSR waiting period (and, if extended, the extended waiting period) and (ii) the receipt of all required governmental and regulatory consents, governmental and regulatory approvals or governmental and regulatory waivers that may be required in connection with the purchase and sale of the Membership Interest, which the parties must use commercially reasonable efforts to obtain; provided, however, that if the transaction to purchase the Membership Interest is not consummated on or before the date that is one hundred and twenty
(120) days from delivery of the First Refusal Election Notice to the Offeror Member, then from such date that is one hundred and twenty (120) days from delivery of the First Refusal Election Notice until the earlier of (i) the date the transaction is consummated, or (ii) the date that is one hundred and eighty
(180) days from the delivery of the First Refusal Election Notice to the Offeror Member, the Offeree Member shall be obligated to pay the Offeror Member, or cause the Offeror Member to be paid, a per annum interest equal to the Prime Rate plus four percent (4%) on the purchase price set forth in the First Refusal Notice (or, if applicable, the Net After Tax Amount). The interest payment provided for herein shall be (i) considered additional purchase price and (ii) be paid at the earlier to occur of (y) the date the transaction is consummated, or (z) the date that is one hundred and eighty (180) days from the delivery of the First Refusal Election Notice to the Offeror Member. If the designee of the Offeree Members electing to purchase the Membership Interest fails to consummate the transaction to purchase the Membership Interest by the date that is one hundred and eighty (180) days after delivery of the First Refusal Election Notice for any reason, the Offeror Member shall have the right to sell such Membership Interest set forth in the First Refusal Notice to any purchaser, including, but not limited to the Prospective Purchaser, by a date not later than the earlier of (i) one hundred and eighty (180) days from notification that the designee of Offeree Member will not be able to close the transaction and (ii) three hundred and sixty (360) days after delivery of the First Refusal Election Notice, at any price or terms, subject to all other provisions of this Agreement with respect to Permitted Transferees.

          8.5.6 If none of the Offeree Members duly and timely delivers a First Refusal Election Notice to the Offeror Member in respect of any Membership Interest, then the Offeror Member shall have the right to enter into an agreement to sell such Membership Interest to the Prospective Purchaser by a date not later than ninety (90) days after (i) the expiration of the First Refusal Period in respect of such Membership Interest or (ii) the date of the failure to close such purchase (the "Transfer Closing Date") at a price and on terms which are no less favorable to the Offeror Member than the price and terms included in the Bona Fide Offer or Bona Fide Acceptance (except for variations in immaterial terms and conditions of the Bona Fide Offer or Bona Fide Acceptance which are neither individually nor in the aggregate more favorable to the Prospective Purchaser than those originally contained in the Bona Fide Offer or Bona Fide Acceptance).

     8.6  Closing of Permitted Transfers.  The closing of any Permitted
          ------------------------------
Transfer of Membership Interests pursuant to this Agreement shall take place at the offices of the Company unless otherwise agreed by the parties involved in the Transfer. Any Member which Transfers Membership Interests shall (i) do all things and execute and deliver all such papers as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Membership Interests, (ii) pay such amounts as may be required for any applicable Transfer taxes and (iii) pay to the Company any expenses reasonably incurred by the Company in connection with such Transfer (including reasonable attorneys' fees).

     8.7  Effective Date of Permitted Transfers.  Any Permitted Transfer of all
          -------------------------------------
of a Membership Interest shall be effective as of the date on which the requirements of this Article 8 have been met. The president shall provide the Members with written notice of such Transfer as promptly as practicable after the requirements of this Article 8 have been met. Any Transferee of a Membership Interest shall take subject to the applicable restrictions on Transfer imposed by this Agreement.

                                  ARTICLE 9.

                          ISSUANCE OF LLC CERTIFICATES

     9.1  Issuance of LLC Certificates.  The interest of each Member in the
          ----------------------------
Company shall be represented by a Limited Liability Company Certificate ("LLC Certificate"). Upon the execution of this Agreement and the occurrence of the Closing Date, SPE Sub and TGSC shall surrender its LLC Certificates and the president shall cause the Company to issue an LLC Certificate executed by the president in the name of each Member certifying that the Person named therein is the record holder of the Membership Interest set forth therein. For purposes of this Agreement, the term "record holder" shall mean the Person whose name appears on the books of the Company as the Member owning the Membership Interest at issue

     9.2  Legends. Each LLC Certificate issued by the Company will contain a
          -------
legend stating in substance:

          "THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH MEMBERSHIP INTERESTS MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER WILL BE EFFECTED IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THAT TIME AMENDED, OR IN ACCORDANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, WHICH MAY THEN BE AVAILABLE THERETO.

          THE TRANSFER OR PLEDGE OF SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF THE MEMBERSHIP INTEREST PURCHASE AGREEMENT, DATED AS OF FEBRUARY 23, 2001, AND THE TERMS OF THE AMENDED AND RESTATED OPERATING AGREEMENT, DATED AS OF FEBRUARY 23, 2001, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY."

     9.3  Transfer of LLC Certificates.  A Membership Interest which is
          ----------------------------
Transferred in a Permitted Transfer and otherwise in accordance with the terms of Article 8 of this Agreement shall be Transferable on the books of the Company by the record holder thereof in person or by such record holder's duly authorized attorney, but, except as provided in Section 9.4 hereof with respect to lost, stolen or destroyed certificates, no Transfer of a Membership Interest shall be entered until the previously issued LLC Certificate representing such Membership Interest shall have been surrendered to the Company and canceled and a replacement LLC Certificate issued to the assignee of such Membership Interest in accordance with such procedures as the president may establish. The Company shall issue to the Transferring Member a new LLC Certificate representing the Membership Interest not being Transferred by the Member, in the event such Member only Transferred some, but not all, of the Membership Interest represented by the original LLC Certificate. Except as otherwise required by law, the Company shall be entitled to treat the record holder of an LLC Certificate on its books as the owner thereof for all purposes regardless of any notice or knowledge to the contrary.

     9.4  Lost, Stolen or Destroyed Certificates.  The Company shall issue a
          --------------------------------------
new LLC Certificate in place of any LLC Certificate previously issued if the record holder of the LLC Certificate:

          9.4.1 makes proof by affidavit, in form and substance satisfactory to the president, that a previously issued LLC Certificate has been lost, destroyed or stolen;

          9.4.2 requests the issuance of a new LLC Certificate before the Company has notice that the LLC Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

          9.4.3 satisfies any other reasonable requirements imposed by the president.

     If a Member fails to notify the Company within a reasonable time after it has notice of the loss, destruction or theft of an LLC Certificate, and a Transfer of the Membership Interest represented by the LLC Certificate is registered before receiving such notification, the Company shall have no liability with respect to any claim against the Company for such Transfer or for a new LLC Certificate.

     9.5  Adjustment of Membership Interest Percentage.  If there is an
          --------------------------------------------
adjustment of a Member's Membership Interest Percentage pursuant to Sections 3.2 or 3.3, the previously issued LLC Certificates representing such Membership Interest shall be surrendered to the Company and canceled and new LLC Certificates shall be issued which reflect the adjustment.

                                  ARTICLE 10.

                                    DEFAULT

     10.1 Events of Default.  A Member shall be in default under this
          -----------------
Agreement (a "Defaulting Member") upon the occurrence of any of the following events (each, an "Event of Default"):

          10.1.1 The Member or the Person that Controls such Member is the subject of a Dissolution Event or an Insolvency Event; or

          10.1.2 With respect to any Member in the Member Group that includes any of SPE, SPE Sub or their Controlled Affiliates, if SPE, SPE Sub or any their Controlled Affiliates is in default in the performance or non-performance of a material obligation, agreement or undertaking contained in Sections, 6.4.2, 6.4.3, 6.4.4, 6.4.5 and 6.6 of this Agreement and such default is not cured within thirty (30) days of notice given by the other Member.

          10.1.3 With respect to any Member in the Member Group that includes any of LDI, LDI Sub or their Controlled Affiliates, if LDI, LDI Sub or any their Controlled Affiliates is in default in the performance or non-performance of a material obligation, agreement or undertaking contained in Sections, 6.4.2, 6.4.3, 6.4.4, 6.4.5 and 6.6 of this Agreement and such default is not cured within thirty (30) days of notice given by the other Member.

     10.2  Remedies Upon Event of Default.  Upon the occurrence of an Event of
           ------------------------------
Default by a Defaulting Member, the other Members (each, a "Non-Defaulting Member") may, in addition to the other remedies provided by law, elect any one or more of the following remedies:

           10.2.1 Each Defaulting Member shall lose its voting and approval rights under the Delaware Act, the Certificate and this Agreement until such time as the Defaulting Member cures the default.

           10.2.2 Each Defaulting Member shall lose its ability to participate in the management and operations of the Company directly, through its Member Representatives on the Management Committee or otherwise until such time as the Defaulting Member cures the default.

     Notwithstanding any of the foregoing, the Non-Defaulting Member shall not have the right to elect or exercise any of the remedies provided for above and shall not be permitted to take any action that requires the consent of the Defaulting Member hereunder during any period in which the Defaulting Member disputes in good faith the occurrence of the Event of Default. Further, if the Defaulting Member disputes the occurrence of an Event of Default and such is resolved, either as a result of agreement or the entry of a final order by a court of competent jurisdiction or any arbitrator empowered by the Members to finally resolve such dispute, in favor of the Non-Defaulting Member, then the Defaulting Member shall have an additional 30-day period following such resolution in order to cure such Event of Default (if such Event of Default is curable and the continuation of such default is not causing irreparable damage) and following such cure shall be fully reinstated of all rights hereunder without prejudice.

           10.2.3 Each Member acknowledges and agrees that (i) the occurrence of an Event of Default by any Member shall result in the Company and the Non-Defaulting Member incurring certain costs and other damages in an amount that would be extremely difficult or impractical to ascertain and (ii) the remedies described in this Section 10.2 bear a reasonable relationship to the damages which the Members estimate may be suffered by the Company and the Non-Defaulting Member. The election of the Non-Defaulting Member to pursue any remedy provided in this Section 10.2 shall not be a waiver or limitation of the right to pursue an additional or different remedy available hereunder with respect to any subsequent default.

     10.3  Notice of Default.  Each Member covenants and agrees to provide
           -----------------
prompt written notice of any default by such Member under Sections 10.1.1 and
10.1.2 to each other Member.

                                  ARTICLE 11.

                   ACCOUNTING, RECORDS, REPORTING BY MEMBERS

     11.1 Books and Records. The books and records of the Company shall be kept,
          -----------------
and the financial position and the results of its operations recorded, in accordance with generally accepted accounting principles. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company's financial statements shall be audited annually, at the Company's expense, within ninety
(90) days following the end of each Fiscal Year by an independent certified public accountant selected by the president and Approved by the Management Committee. The Company shall maintain, at the Company's expense, at its principal office in California or other office Approved by the Management Committee all of the following:

          11.1.1 A current list of the full name and last known business or residence address of each Member set forth in alphabetical order, together with the Capital Contributions, Capital Account and Membership Interest Percentage of each Member;

          11.1.2 A current list of the full name and business or residence address of each Member Representative;

          11.1.3 A copy of the Certificate and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Certificate or any amendments thereto have been executed;

          11.1.4 Copies of the Company's or it predecessor's federal, state, and local income tax or information returns and reports, if any, for the six (6) most recent taxable years;

          11.1.5  A copy of this Agreement and any and all amendments thereto;

          11.1.6 Copies of the financial statements of the Company, if any, for the six (6) most recent Fiscal Years; and

          11.1.7 The Company's books and records as they relate to the internal affairs of the Company for at least the current and past four (4) Fiscal Years.

     11.2 Delivery to Members and Inspection.
          ----------------------------------

          11.2.1 Upon the reasonable request of any Member, the president shall promptly deliver to the requesting Member, at the expense of the Company, a copy of the information required to be maintained under Sections 11.1.1 through 11.1.7.

          11.2.2 Each Member and Member Representative has the right, upon reasonable prior written request to:

          (a) inspect and copy during normal business hours any of the Company records described in Sections 11.1.1 through 11.1.7; and

          (b) obtain from the president, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year.

          11.2.3  The Company shall deliver to each Member:

          (a) An audited balance sheet of the Company, dated as of the Closing Date, accompanied by the report thereon of the independent certified public accountants engaged by the Company, within one hundred and thirty (130) days after the Closing Date;

          (b) Annual audited financial statements, accompanied by the report thereon of the independent certified public accountants engaged by the Company, on that date which is the earlier of (i) five (5) Business Days from delivery to the Company of such annual audited financial statements or (b) one hundred (100) days from the end of the Company's fiscal year; and

          (c) Quarterly unaudited financial statements on that date which is the earlier of (i) five (5) Business Days from delivery to the Company of such quarterly unaudited financial statements or (b) thirty-five (35) days from the end of each of the Company's fiscal quarters (other than the fourth quarter).

          11.2.4  Any request, inspection or copying by a Member under this
Section 11.2 may be made by that Person or that Person's agent or attorney.

          11.2.5 The president shall promptly furnish to each Member a copy of any amendment to the Certificate or this Agreement.

     11.3 Tax Returns.  The president shall cause to be prepared for each
          -----------
taxable year of the Company, at the Company's expense, the federal, state and local tax returns and information returns, if any, which the Company is required to file, copies of which returns shall be made available by the Company at least thirty (30) days prior to filing for inspection, examination, and approval by any Member or any of its representatives during reasonable business hours, and all of such persons shall be entitled to make copies or extracts thereof. The Members shall provide any comments on such returns to the president within fifteen (15) days after their being made available to the Members. The president shall send or cause to be sent to each Member within seventy-five (75) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns, and a copy of the Company's federal, state, and local income tax or information returns for that year.

     11.4 Financial and Other Information.  The president shall provide such
          -------------------------------
financial and other information relating to the Company as a Member may reasonably request.

     11.5  Filings.  The president, at Company expense, shall cause the income
           -------
tax returns for the Company to be prepared and timely filed with the appropriate authorities. The president, at Company expense, shall also cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, amendments to, or restatements of, the Certificate and all reports required to be filed by the Company with those entities under the Delaware Act or other then current applicable laws, rules, and regulations. If the president is required by the Delaware Act to execute or file any document and fails, after demand, to do so within a reasonable period of time or refuses to do so, any other member representative or Member may prepare, execute and file that document with the Delaware Secretary of State.

     11.6  Bank Accounts.  The president shall maintain the funds of the
           -------------
Company in one or more separate bank accounts in the name of the Company, and shall not permit the funds of the Company to be commingled in any fashion with the funds of any other Person.

     11.7  Accounting Decisions and Reliance on Others.  All decisions as to
           -------------------------------------------
accounting matters, except as otherwise specifically set forth herein, shall be made by the president or a senior officer to whom he delegates responsibility. The president or such officer, if applicable, may rely upon the advice of its accountants as to whether such decisions are in accordance with accounting methods followed for federal income tax purposes.

     11.8  Tax Matters.
           -----------

           11.8.1 The president shall from time to time cause the Company to make such tax elections as it deems to be in the best interests of the Company and the Members; provided, however, that at the request of any Member, the
                 --------  -------
president shall make an election in accordance with Code Section 754, so as to adjust the basis of Company property in the case of a distribution of property within the meaning of Code Section 734, and in the case of a transfer of a Company interest within the meaning of Code Section 743.

           11.8.2 SPE Sub or its successor shall be the Tax Matters Partner for purposes of Code Section 6231 and shall have the responsibilities provided for therein. If for any reason the Tax Matters Partner can no longer serve in that capacity or ceases to be a Member, the Management Committee shall approve another Member to be Tax Matters Partner.

           11.8.3 The Tax Matters Partner shall take such action as may be reasonably necessary to constitute each other Member a "notice partner" within the meaning of Code Section 6231(a)(8) of the Code and shall keep each other Member informed of all administrative and judicial proceedings as required by Code Section 6223(g) and any other material matters that come to its attention in its capacity as Tax Matters Partner. The Tax Matters Partner shall also furnish to each Member a copy of each notice or other communication received by the Tax Matters Partner from the IRS, except for any such notice or communication sent directly to the Members by the IRS.

          11.8.4 The Tax Matters Partner shall not take any of the following actions unless such action has been approved by all of the Member
Representatives on the Management Committee:

          (a) Enter into a settlement agreement with the IRS which purports to bind any Member other than the Tax Matters Partner;

          (b) File a petition as contemplated in Code Section 6226(a) or Code Section 6228;

          (c)     Intervene in any action as contemplated in Code Section
6226(b);

          (d)     File any request contemplated in Code Section 6227(c); or

          (e) Enter into an agreement extending the period of limitations as contemplated in Code Section 6229(b)(1)(B).

                                  ARTICLE 12.

                           DISSOLUTION AND WINDING UP

     12.1 Dissolution.  The Company shall be dissolved, its assets shall be
          -----------
disposed of, and its affairs wound up on the first to occur of the following (each, a "Dissolution Event"):

          12.1.1 The agreement to dissolve upon the Approval of the Management Committee;

          12.1.2 The Insolvency Event of a Member, unless within ninety (90) days after the event the remaining Members vote to continue the business of the Company; or

          12.1.3  The expiration of the term of the Company.

     12.2 Certificate of Dissolution.  As soon as possible following the
          --------------------------
occurrence of any of the Dissolution Events specified in Section 12.1, the president shall execute a Certificate of Cancellation in such form as shall be prescribed by the Delaware Secretary of State and file the Certificate of Cancellation as required by the Delaware Act.

     12.3 Winding Up.  Upon the occurrence of any Dissolution Event specified
          ----------
in Section 12.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The president shall be responsible for overseeing the winding up and liquidation of the Company, shall take full account of the assets and liabilities of the Company, shall either cause the Company's assets and liabilities to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 12.5. The president winding up the affairs of the Company shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company. Notwithstanding the foregoing, any Member, provided such Member is not a Defaulting Member, shall be entitled, upon the occurrence of a Dissolution Event, to purchase any or all assets of the Company (including, but not limited to programming rights) for their Appraised Price prior to a sale to a third party or a distribution in winding up the Company to the Members. In the event that more than one Member wants to purchase any or all of the assets of the Company for the Appraised Price, then such assets shall be sold to the Member willing to pay the highest cash price for such assets.

     12.4  Distributions in Kind.  Any non-cash asset distributed to one or more
           ---------------------
Members shall first be valued at its Fair Market Value to determine the Net Profits or Net Losses that would have resulted if such asset were sold for such value, such Net Profits or Net Losses shall then be allocated pursuant to
Article 5 and Exhibit A, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the Fair Market Value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to). The Fair Market Value of such asset shall be determined by the president or by the Members or if any Member objects to such a determination then the determination shall be by an independent appraiser (any such appraiser must be recognized as an expert in valuing the type of asset involved and must not be an Affiliate of any Member nor have performed any significant work for any Member or any Affiliate of any Member within the prior two (2) years) selected by the president or liquidating trustee. If the value of the asset is greater than $100,000 and any Member objects to the selection of the choice for the independent appraiser, than the value of the asset shall be determined in the manner set forth for determining Appraised Price.

     12.5  Order of Payment Upon Dissolution.
           ---------------------------------

           12.5.1  Distributions Upon Liquidation.  After payment of expenses
                   ------------------------------
of winding up, the proceeds of liquidation of the Company shall be applied and distributed, first, to creditors including Members who are creditors; and second, to and among the Members in proportion to their positive Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods. The distributions pursuant to this Section 12.5 shall be made within the time period required by Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2) which, generally, is the end of the taxable year in which the Company is liquidated or, if later, ninety (90) days after the date of such liquidation.

           12.5.2  Negative Capital Account Balances.  If any Member has a
                   ---------------------------------
deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever.

          12.5.3  Satisfaction of Liabilities.  The payment of a debt or
                  ---------------------------
liability, whether the whereabouts of the creditor is known or unknown, has been adequately provided for if the payment has been provided for by either of the following means:

          (a) Payment thereof has been assumed or guaranteed in good faith by one or more financially responsible Persons or by the United States government or any agency thereof, and the provision, including the financial responsibility of the Person, was determined in good faith and with reasonable care by the Members or president to be adequate at the time of any distribution of the assets pursuant to this Section.

          (b) The amount of the debt or liability has been deposited into a segregated bank account.

     This Section 12.5.3 shall not prescribe the exclusive means of making adequate provision for debts and liabilities.

     12.6  Limitations on Payments Made in Dissolution.  Except as otherwise
           -------------------------------------------
specifically provided in this Agreement, each Member shall have no recourse, except in the case of fraud, for repayment of its Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the president, the other officers of the Company, the Member Representatives or any other Member or its Affiliates and shall only be entitled to look solely to the assets of the Company for the payments prescribed under Section 12.5.1.

     12.7  No Action for Dissolution.  Except as expressly permitted in this
           -------------------------
Agreement, a Member shall not take any voluntary action that directly causes a Dissolution Event. The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 12.1. This Agreement has been drafted carefully to provide fair treatment of all parties and equitable payment in liquidation of the Economic Interests. Accordingly, except where the president has failed to liquidate the Company as required by this Article 12, unless the Members jointly agree otherwise, each Member hereby waives and renounces its right to initiate an Insolvency Event or other legal action to seek the appointment of a receiver or trustee to liquidate the Company or to seek a decree of judicial dissolution of the Company on the ground that (a) it is not reasonably practicable to carry on the business of the Company in conformity with the Certificate or this Agreement, or (b) dissolution is reasonably necessary for the protection of the rights or interests of the complaining Member. Damages for breach of this
Section 12.7 shall be monetary damages only (and not specific performance), and the damages may be offset against distributions by the Company to which such Member would otherwise be entitled.

                                  ARTICLE 13.

                                   AMENDMENT
                           OF OPERATING AGREEMENT AND
                            CERTIFICATE OF FORMATION

     13.1 This Agreement and the Certificate may only be amended in writing and only upon the written Approval of the Management Committee, except that any amendment which adversely affects the rights of a Member disproportionately as compared to the effect such amendment may have on all other Members, shall also require the consent of such Member.

                                  ARTICLE 14.

                         INDEMNIFICATION AND INSURANCE

     14.1  Indemnification.
           ---------------

           14.1.1 Each officer, employee, agent and representative of the Company, and each Member and Affiliate of a Member and their respective Member Representatives, officers, directors, employees, representatives, agents, shareholders, partners, directors, members of limited liability companies, or Persons who are deemed to Control or manage the Company (collectively, the "Indemnitees") shall not be liable to the Company or any other Indemnitee by reason of any act or omission performed or omitted by such Indemnitee in good faith on behalf of the Company and in a manner reasonably believed to be in the best interests of the Company and within the scope of authority conferred on such Indemnitee by this Agreement, except that an Indemnitee shall be liable for any such loss, damage or claim incurred by reason of such Indemnitee's (x) fraud, gross negligence or willful misconduct or (y) (with respect to Member Representatives only) breach of its duty of loyalty to the Company or its Members. Any act or omission by an Indemnitee if done in reliance upon the opinion of legal counsel or public accountants selected in good faith with the exercise of reasonable care by such Indemnitee on behalf of the Company, shall be conclusively presumed not to constitute fraud, gross negligence or willful misconduct on the part of such Indemnitee.

          14.1.2  The liability of Members to the Company is set forth in
Section 6.1 of this Agreement. No amendment or repeal of any of the provisions of this Agreement or the Certificate shall limit or eliminate the benefits provided to the Members under Section 6.1 or this Article 14 with respect to any act or omission which occurred prior to such amendment or repeal.

          14.1.3 The Company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company, or by any Member) by virtue of acts performed by the

Indemnitee or omitted to be performed by the Indemnitee, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or it in connection with such action, suit or proceeding. The Company shall reimburse each Indemnitee for any legal or other expenses reasonably incurred by such Person in connection with investigating, defending or preparing to defend against any such action, suit or proceeding; provided, however, that the Company shall not be liable to any
            --------  -------
Indemnitee to the extent that in the final judgment of a court of competent jurisdiction such claim is found to arise from such Indemnitee's (x) fraud, gross negligence or willful misconduct or (y) (with respect to Member Representatives only) breach of its duty of loyalty to the Company or its Members. Expenses incurred by an Indemnitee in defending a civil, criminal, administrative or investigative action, suit or proceeding arising out of or in connection with this Agreement or the Company's business or affairs shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by the Indemnitee to repay such amount plus reasonable interest in the event that it shall ultimately be determined that the Indemnitee was not entitled to be indemnified by the Company in connection with such action. The foregoing rights of indemnification shall not be exclusive of any other rights to which the Indemnitee may be entitled.

          14.1.4 For purposes of this Article 14, the termination of any action, suit or proceeding by judgment, order, settlement or otherwise shall not, of itself, create a presumption that the conduct of an Indemnitee constituted fraud, gross negligence or willful misconduct.

          14.1.5 The indemnification rights contained in this Article shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the Indemnitee shall be entitled, whether pursuant to the provisions of this Agreement, at law, or in equity. Indemnifications shall be made solely and entirely from the Company's assets, and no Member shall be personally liable to the Indemnitees under this Article.

          14.1.6 Notwithstanding anything herein to the contrary, the exculpation rights set forth in Section 14.1.1 and the indemnification, hold harmless, advancement and other rights set forth in Section 14.1.3 shall not be available in any action, suit or proceeding involving any claim (x) by a Member or a Member Representative or any Person who Controls such Member or Member Representative, against any other Member or Member Representative or any Person who Controls such Member or Member Representative or (y) by the Company against any Member Representative.

          14.1.7 The president of the Company shall be authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, provided such indemnity agreements are (a) in form and substance consistent with the foregoing and (b) are Approved by the Management Committee.

     14.2 Insurance.  The Company shall have the power to purchase and maintain
          ---------
insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 14.1 or under applicable law.

                                  ARTICLE 15.

                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

     15.1  Mutual Representations and Warranties and Covenants.  Each Member
           ---------------------------------------------------
hereby represents and warrants to the Company and the other Members that such Member owns no non-cash assets other than the Membership Interest and covenants not to acquire any non-cash assets other than the Membership Interests; provided, however, that the Members acknowledge that TGSC is a wholly owned subsidiary of SPE Sub and the Members agree that the fact that SPE Sub holds TGSC as an asset shall not be a violation of this Agreement.

     15.2  Covenant Regarding Relocation of Employees.  The Members agree that
           ------------------------------------------
as of the date of this Agreement, they will in good faith work together to cause the Company as quickly as practicable, and in any event by no later than May 31, 2001, to relocate all Company employees working at the Company's facility on 2340 South Fairfax Avenue, Los Angeles, California, to another location.

                                  ARTICLE 16.

                                 MISCELLANEOUS

     16.1  Complete Agreement. This Agreement and the Certificate constitute the
           ------------------
complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. With respect to the subject matter in this Agreement and the Certificate, no representation, statement, condition or warranty not contained herein and therein shall be binding on the Members or have any force or effect whatsoever. To the extent that any provision of the Certificate conflicts with any provision of this Agreement, the Certificate shall control.

     16.2  Governing Law.  EXCEPT AS SPECIFICALLY PROVIDED FOR IN SECTION
           -------------
16.19, THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, SAID STATE. THE CORPORATE GOVERNANCE PROVISIONS OF THIS AGREEMENT RELATING TO THE COMPANY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE DELAWARE ACT.

     16.3  Binding Effect.  Subject to the provisions of this Agreement
           --------------
relating to transferability, this Agreement shall be binding upon and inure to the benefit of the Members, and their respective successors and assigns.

     16.4  Parties in Interest/No Third Party Beneficiary.  Except as expressly
           ----------------------------------------------
provided in Article XIV, nothing in this Agreement shall confer any rights, benefits or remedies under or by reason of this Agreement on any Persons, other than the Members and their respective successors and assigns, including their Permitted Transferees, nor shall anything in this Agreement relieve or discharge the obligation or liability of any third Person to any party to this Agreement, nor shall any provision give any third Person any right of subrogation or action over or against any party to this Agreement. No creditor or other Person shall obtain any right under any such provision, or shall by reason of any such provision make any claim in respect of any debt, liability or obligation, or otherwise, against the Company or the Members. Notwithstanding anything herein to the contrary, the obligations of LDI, SPE and their respective Controlled Affiliates set forth in Sections 6.4.2, 6.4.3, 6.4.4, 6.4.5 and 6.6 are, with respect to LDI, for the benefit of SPE and the SCA Controlled Affiliates and, with respect to SPE, for the benefit of LDI and the LMC Controlled Affiliates and not for the benefit of any Person. Nothing in this Agreement shall confer any rights, benefits or remedies under or by reason of this Agreement on any other Persons, nor shall anything in this Agreement relieve SPE or LDI of such obligations or liability.

     16.5  Pronouns; Statutory References.  All pronouns and all variations
           ------------------------------
thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require, unless otherwise expressly provided herein. Any reference to the Code, the Regulations, the Delaware Act or other statutes or laws include all amendments, modifications, or replacements of the specific sections and provisions concerned.

     16.6  Headings.  All headings herein are inserted only for convenience and
           --------
ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

     16.7  Interpretation.  In the event any claim is made by any Member
           --------------
relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or its counsel.

     16.8  References to this Agreement. Numbered or lettered articles,
           ----------------------------
sections and subsections herein contained refer to articles, sections and subsections of this Agreement unless otherwise expressly stated.

     16.9  Intentionally omitted.
           ---------------------

     16.10 Severability.  If any provision of this Agreement or the
           ------------
application of any such provision to any Person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those to which it is held invalid shall not be affected thereby.

     16.11  Additional Documents and Acts.  Each Member agrees to execute and
            -----------------------------
deliver such additional documents and instruments and to perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

     16.12  Notices.
            -------

            If to the Company:

            Game Show Network, LLC
            10101 West Washington Boulevard
            Culver City, California  90232
            Attention:  President
            Facsimile: (310) 244-0922

            If to SPE Sub:

            c/o Sony Pictures Entertainment Inc.
            Culver Studios, Building C, Suite 211
            9336 West Washington Boulevard
            Culver City, California 90232
            Attention: Len Grossi
            Facsimile: (310) 202-3404

            With a copy to:

            Sony Pictures Entertainment Inc.
            10202 West Washington Boulevard
            Culver City, California 90232
            Attention: General Counsel
            Facsimile: (310) 244-1797

            If to LDI Sub:

            c/o Liberty Digital, Inc.
            1100 Glendon Avenue, Suite 2000
            Los Angeles, California 90024
            Attention:  Craig Enenstein
            Facsimile:  (310) 209-3630

            With a copy to:

            Baker Botts, L.L.P.
            599 Lexington Avenue
            New York, NY 10022
            Attention:  Frederick H. McGrath
            Facsimile:  (212) 705-5125

     For purposes of Article VI, whenever any notice is to be given to the Company or the Management Committee, the party providing such notice should simultaneously give notice to each Member Representative on the Management Committee. For purposes of effectuating this provision, the Designated Members shall cause to be delivered to the Company the names, addresses and contact information for each Member Representative selected.

     16.13 Intentionally omitted.
           ---------------------

     16.14 No Interest in Company Property; Waiver of Action for Partition.  No
           ---------------------------------------------------------------
Member has any interest in specific property of the Company.

     16.15 Multiple Counterparts.  This Agreement may be executed in one or more
           ---------------------
counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart signed by the other party hereto.

     16.16 Time is of the Essence.  All dates and times in this Agreement are
           ----------------------
of the essence.

     16.17 Remedies Cumulative.  Except as otherwise specifically provided for
           -------------------
in Section 3.2.3(c), the remedies under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

     16.18 Intentionally Omitted.
           ---------------------

     16.19 Arbitration; Jurisdiction; Venue.
           --------------------------------

           16.19.1 (a) Any Related Party Claim Dispute not resolved through the forced mediation provisions set forth in Section 7.5.5 and (b) any other dispute or controversy between the Members relating to this Agreement will be resolved through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") before a single neutral arbitrator ("Arbitrator") located in the County of Los Angeles, State of California. If the parties are unable to agree on an Arbitrator within 30 days, a single neutral arbitrator shall be appointed by the AAA. Discovery in the arbitration will be pursuant to the provisions of the Federal Rules of Civil Procedure. The Arbitrator will be a retired judge mutually selected from a panel of persons provided by the AAA having significant and demonstrable experience with the resolution of the types of business disputes and issues to be resolved in the arbitration. If the parties are unable to agree on an Arbitrator, a single neutral Arbitrator shall be appointed by the AAA. There will be a record of the proceedings at the arbitration hearing and the Arbitrator will issue a Statement of Decision setting forth the factual and legal basis for the Arbitrator's decision. The Arbitrator shall be permitted to award equitable relief, including, but not limited to, injunctive relief. The Arbitrator shall be required to follow the applicable law as set forth in
Section 16.2 of this Agreement; provided, however, that California law shall govern with respect to the enforceability of this arbitration provision. The parties hereto consent to the personal jurisdiction of the Superior Court, or the Federal District Court, in the County of Los Angeles, State of California, for the enforcement of this agreement to arbitrate and any award granted pursuant to said arbitration, including, but not limited to, any award of equitable relief.

          16.19.2 If neither party gives written notice requesting an appeal within ten (10) business days after the issuance of the Statement of Decision, the Arbitrator's decision will be final and binding as to all matters of substance and procedure, and may be enforced by a petition to the Superior Court, or the Federal District Court, in the County of Los Angeles, State of California, for the enforcement of this Agreement to arbitrate or for confirmation and enforcement of any award granted pursuant to said arbitration, including, but not limited to, any award for equitable relief.

          16.19.3 If either party gives written notice requesting an appeal within ten (10) business days after the issuance of the Statement of Decision, the award of the Arbitrator will be appealed to three (3) neutral arbitrators (the "Appellate Arbitrators"), each of whom will have the same qualifications and be selected through the same procedure as the Arbitrator. The appealing party must file its appellate brief within thirty (30) days after its written notice requesting the appeal and the other party must file its brief within thirty (30) days thereafter. The Appellate Arbitrators will thereupon review the decision of the Arbitrator applying the same standards of review (and all of the same presumptions) as if the Appellate Arbitrators were a California Court of Appeal reviewing a judgment of the Superior Court, except that the Appellate Arbitrators will in all cases issue a final award and may not remand the matter to the Arbitrator. All arbitration proceedings will be closed to the public and confidential and all records relating thereto will be permanently sealed, except as necessary to obtain court confirmation of the arbitration award and except as necessary to give effect to mutual and non-mutual collateral estoppel and res judicata. The decision of the Appellate Arbitrators will be final and binding as to all matters of substance and procedure, and may be enforced by a petition to the Superior Court, or the Federal District Court, in the County of Los Angeles, State of California, for confirmation and enforcement of the award.

          16.19.4 The Arbitrator shall award reasonable outside attorneys' fees and costs of arbitration to the prevailing party in any arbitration provided for by this Section 16.19, which costs shall include the costs of arbitration, subject to reversal in whole or in part by the Appellate Arbitrators. A party appealing the decision of the Arbitrator will pay all costs and expenses of the appeal, including the reasonable outside attorneys' fees and costs of the opposing party, unless the decision of the Arbitrator is reversed in which case the party that does not prevail ultimately in the appellate arbitration proceeding shall pay all reasonable outside attorneys' fees and costs of the opposing party, which costs shall include the costs of arbitration and appeal. In the event that the decision of the Arbitrator is affirmed in part, and reversed, in part, the Appellate Arbitrators shall determine which party is the prevailing party for the overall proceedings and award reasonable outside attorneys' fees and costs, including the costs of arbitration and appeal, to the prevailing party. A decision of the Arbitrator or Appellate Arbitrators shall have the same force and effect of both mutual and non-mutual collateral estoppel and res judicata, to the extent such decision would have been entitled to such treatment if litigated in a court of law,.

     All of the Members of Game Show Network, LLC, a Delaware limited liability company, have executed this Agreement, effective as of the date written above.

                              MEMBER:


                              SONY PICTURES CABLE VENTURES I INC.,
                              a Delaware corporation


                              By: /s/ Leah Weil
                                  ---------------------------------
                                  Leah Weil
                                  Senior Vice President and Assistant Secretary

                              MEMBER:


                              TGSC MANAGEMENT, INC.,
                              a California corporation


                              By: /s/ Leah Weil
                                  ---------------------------------
                                  Leah Weil
                                  Senior Vice President and Assistant Secretary

                              MEMBER:

                              LDIG GAMENET, INC.,
                              a Delaware corporation


                              By: /s/ Craig Enenstein
                                  ---------------------------------
                                  Craig Enenstein
                                  Senior Vice President

Accepted and Agreed to as to Sections
6.4.2, 6.4.3., 6.4.4., 6.4.5, 6.6 and 16.19 only:

NON-MEMBER PARTY: SONY PICTURES ENTERTAINMENT INC., a Delaware corporation



By: /s/ Sean Carey
    -----------------------------
    Sean Carey
    Senior Vice President - Corporate Development

NON-MEMBER PARTY: LIBERTY DIGITAL, INC., a Delaware corporation


By: /s/ Craig Enenstein
    -----------------------------
    Craig Enenstein
    Senior Vice President

                                   EXHIBIT A
                                  ALLOCATIONS

     A. 1.  Minimum Gain Chargeback.  Except as otherwise provided in Section
            -----------------------
1.704-2(f) of the Regulations, and notwithstanding any other provision of
Article 5 of the Agreement, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section A. 1 is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

     A.2.  Member Minimum Gain Chargeback.  Except as otherwise provided in
           ------------------------------
Section 1.704-2(i)(4) of the Regulations, and notwithstanding any other provision of Article 5 of the Agreement, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) and 1.704-2(f)(6) of the Regulations.
This provision is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

     A.3.  Qualified Income Offset.  In the event any Member unexpectedly
           -----------------------
receives any adjustments, allocations, or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) of the Regulations resulting in an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this provision shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Exhibit A and Article 5 have been tentatively made as if this provision were not in the Agreement. This provision is intended to comply with the qualified income offset requirement in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     A.4.   Gross Income Allocation.  In the event any Member has a deficit
            -----------------------
Capital Account at the end of any Fiscal Year which is in excess of the sum of
(i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this provision shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in Article 5 and this Exhibit A have been made as if Section A. 3 above and this Section A.4 were not in the Agreement.

     A.5.  Nonrecourse Deductions.  Nonrecourse Deductions for any Fiscal Year
           ----------------------
or other period shall be specially allocated among the Members in proportion to their Membership Interests.

     A.6.  Member Nonrecourse Deductions.  Any Member Nonrecourse Deductions for
           -----------------------------
any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations
Section 1.704-2(i)(1).

     A.7.   Section 754 Adjustments.  To the extent an adjustment to the
            -----------------------
adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code
Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's Membership Interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     B.  Curative Allocations.  The allocations set forth in Section A hereof
         --------------------
(the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section B. Therefore, notwithstanding any other provision of Article 5 or this Exhibit A (other than the Regulatory Allocations), the Management Committee shall make such offsetting special allocations in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 5.1, 5.2 and 5.3. In exercising their discretion under this Section B, the Management Committee shall take into account future Regulatory Allocations under Sections A. 1. and

A.2 that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections A. 5 and A. 6.

     C.  Nonrecourse Liabilities.  Solely for purposes of determining a Member's
         -----------------------
proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Members' interests in Company profits are in proportion to their Membership Interests.

     D.  Section 704(c) Principles.  In accordance with Code Section 704(c) and
         -------------------------
the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value. In the event the Gross Asset Value of any Company asset is adjusted, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Except to the extent otherwise set forth in Section D, any elections or other decisions relating to such allocations shall be made by the Members in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section D are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

                                   EXHIBIT B
                        ADDITIONAL TERMS OF INTERIM LOAN


Interest Rate:  Prime Rate + 1%

Maturity:       If SPE Sub defaults on a Mandatory Capital Contribution, Interim
                Loan is due 12 months from date of default.

                If LDI Sub defaults on a Mandatory Capital Contribution, Interim Loan shall be due as set forth in Section 3.2.4(a).

                                      B-1